EXHIBIT 99(cc)

                   ------------------------------------------
                             DATED 24 FEBRUARY 1999

                               SECURITY TRUST DEED
                       TU Australia Holdings (AGP) Pty Ltd
                       TU Australia Holdings No. 1 Limited
                       TU Australia Holdings No. 2 Limited
                                ("CORE BORROWER")
                          TU Australia Holdings Pty Ltd
                               TUA (No. 8) Pty Ltd
                               TUA (No. 9) Pty Ltd
                                  ("GUARANTOR")
                        Texas Utilities Australia Pty Ltd
                                     ("TUA")
                              TUA (No. 10) Pty Ltd
                              TUA (No. 11) Pty Ltd
                                  ("PURCHASER")
                             Eastern Energy Limited
                                   ("EASTERN")
                             Texas Utilities Company
                                    ("TEXAS")
                                 Citibank, N.A.
                              ("JUNIOR FINANCIER")
                         National Australia Bank Limited
                                    ("AGENT")
                         National Australia Bank Limited
                              ("SECURITY TRUSTEE")



                            MALLESONS STEPHEN JAQUES
                                   Solicitors
                                     Rialto
                               525 Collins Street
                               Melbourne Vic 3000
                           Telephone (61 3) 9643 4000
                              Fax (61 3) 9643 5999
                                DX 101 Melbourne
                                    Ref: JLC
                              MELBOURNE/29B101!.DOC

CONTENTS     SECURITY TRUST DEED
-------------------------------------------------------------------------------

             1 INTERPRETATION                                                1

                    Incorporation                                           24
                    Agent                                                   24

             2 DECLARATION OF TRUST                                         24


             3 DUTIES, POWERS AND RIGHTS OF SECURITY TRUSTEE                25

                    Authority of Security Trustee                           25
                    Authority of Security Trustee to execute
                        Finance Documents                                   25
                    Power of the Security Trustee                           25
                    Seeking instructions; consultation                      25
                    Action in the absence of instructions                   25
                    Obligors not to investigate authority                   25
                    Amendments, waivers, releases and enforcement           26
                    Limits on duties of Security Trustee                    26
                    Security Trustee's duty is only to Senior Creditors     26
                    Duty of Security Trustee to act honestly                26
                    Notice of Event of Default                              26
                    Indemnity to Security Trustee                           26
                    Security Trustee may also be a Creditor                 27
                    No representation by Security Trustee                   27
                    No individual enforcement by Creditors                  27
                    Reliance on documents and experts                       28
                    Notice of transfer                                      28
                    Distribution of information to Agent and Note Agent     28

             4 SUBORDINATION                                                28

                    Subordination                                           28
                    Rights and obligations following an Event               28
                    Junior Creditor Undertakings                            29
                    Permitted Junior Financier Payments                     29
                    Obligors                                                30
                    Revocation of Approvals                                 31
                    Preservation of Senior Creditor's Rights                31
                    Power of Attorney                                       33
                    Application as between Junior Finance Debt and Eastern
                       Debt and Texas Indemnity                             33
                    Texas Guarantee                                         34
                    Corporations Law                                        34
                    Obligors                                                34
                    Texas                                                   34

             5 REPRESENTATIONS AND WARRANTIES                               34

                    Representations and warranties                          34
                    Continuation of representations and warranties          40

             6 UNDERTAKINGS                                                 40

                    General undertakings                                    40
                    Borrower's Undertakings - Hedge                         50
                    Negative Undertakings                                   51
                    Financial Undertakings                                  54
                    Distributions                                           54

             7 SECURITY ACCOUNT                                             55

                    Establishment                                           55
                    Directions                                              55
                    Acknowledgment of satisfaction of obligations           55

             8 DEFAULT                                                      57

                    Events of default                                       57
                    Consequences of default                                 62

             9 DISTRIBUTION OF RECOVERED MONEY                              63


             10 REPLACEMENT OF SECURITY TRUSTEE                             64

                    Removal of Security Trustee                             64
                    Retirement                                              64

             11 LIMITED RECOURSE                                            65

                    Limited Recourse                                        65
                    Calculation of Guaranteed Money                         66
                    Limitation on liability                                 66

             12 COSTS, CHARGES, EXPENSES AND INDEMNITIES                    66

                    What the Borrowers agree to pay                         66
                    Indemnity                                               67
                    Items included in loss, liability and Costs             68
                    Payment of employees'losses                             68
                    Currency conversion on judgment debt                    68

             13 NOTICES                                                     69

                    Form                                                    69
                    Waiver of notice period                                 69

             14 CHANGE IN CREDITORS                                         69

                    Change in Creditors                                     69
                    Effect of accession                                     70
                    Notice of Change                                        70

             15 GENERAL                                                     70

                    Set-off                                                 70
                    Certificates                                            70
                    Prompt performance                                      71
                    Discretion in exercising rights                         71
                    Consents                                                71
                    Partial exercising of rights                            71
                    No liability for loss                                   71
                    Conflict of interest                                    71
                    Remedies cumulative                                     71
                    Rights and obligations are unaffected                   71
                    Indemnities                                             71
                    Variation and waiver                                    72
                    Confidentiality                                         72
                    Further steps                                           72
                    Inconsistent law                                        72
                    Supervening legislation                                 72
                    Time of the essence                                     73
                    Counterparts                                            73
                    Serving documents                                       73

             16 GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS          73

                            SECURITY TRUST DEED

DATE:                       24 February 1999

PARTIES: TU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED PARTNERSHIP a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is:
                            TU AUSTRALIA HOLDINGS (AGP) PTY LTD (ACN 086 014
                            931) having an office at Level 17, 452 Flinders Street, Melbourne, Victoria; and the limited partners of which are:
                            TU AUSTRALIA HOLDINGS NO. 1 LIMITED (ARBN 086 406
                            733), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN; and
                            TU AUSTRALIA HOLDINGS NO. 2 LIMITED (ARBN 086 406
                            724), a company incorporated under the laws of England and Wales and having its registered office at Kempson House, Camomile Street, London EC3A 7AN ("CORE Borrowers")
                            TU AUSTRALIA HOLDINGS PTY LTD (ACN 086 006 859);
                            TUA (NO. 8) PTY LTD (ACN 085 235 776); and
                            TUA (NO. 9) PTY LTD (ACN 085 235 801) each having an office at Level 17, 452 Flinders Street, Melbourne, Victoria (each a "GUARANTOR")
                            TEXAS UTILITIES AUSTRALIA PTY LTD (ACN 071 611 017) having an office at Level 17, 452 Flinders Street, Melbourne, Victoria ("TUA")
                            TUA (NO. 10) PTY LTD (ACN 086 015 036); and
                            TUA (NO. 11) PTY LTD (ACN 086 014 968) each having an office at Level 17, 452 Flinders Street, Melbourne, Victoria (each a "PURCHASER")
                            EASTERN ENERGY LIMITED (ACN 064 651 118) having its registered office at Level 17, 452 Flinders Street, Melbourne, Victoria ("EASTERN")
                            TEXAS UTILITIES COMPANY having an office at Energy Plaza, 1601 Byran Street, Dallas, Texas 75201, United States of America ("TEXAS")
                            CITIBANK, N.A. (ARBN 072 814 058) having an office at Level 26, 101 Collins Street, Melbourne, Victoria ("JUNIOR FINANCIER")
                            NATIONAL AUSTRALIA BANK LIMITED (ACN 004 044 937) having an office at Level 2, 271 Collins Street, Melbourne, Victoria (in its capacity as "Agent") NATIONAL AUSTRALIA BANK LIMITED (ACN 004 044 937) having an office at Level 2, 271 Collins Street, Melbourne, Victoria (in its capacity as "SECURITY TRUSTEE")

1       INTERPRETATION
----------------------------------------------------------------------
               1.1 The following words have these meanings in this deed unless the contrary intention appears.

        ACTION means action which may result in an amendment, waiver, determination, consent, approval, release or discharge.

        ALP LOAN AGREEMENT means each loan agreement between Holdco
        (as lender) and the Core Borrowers (as borrowers) dated on or about the date of this deed.

        ALP LOAN DEBT means any amount actually or contingently owing by the Core Borrowers to Holdco under or in connection with an ALP Loan Agreement.

        AMOUNT OWING means, at any time for or in respect of a Senior Creditor, the total of all amounts which are then due for payment, or which will or may become due for payment in connection with any Bank Finance Document (including transactions in connection with them) to that Senior Creditor or to the Security Trustee for the account of that Senior Creditor and includes, in respect of a Hedge Counterparty, the Hedge Exposure of that Hedge Counterparty.

        ASSETS means all of the assets acquired by the Purchasers in accordance with, or contemplated by, the Sale Agreement.

        AUSTRALIAN ACCOUNTING STANDARDS means the accounting standards within the meaning of the Corporations Law and, where not inconsistent with those accounting standards and the Corporations Law, generally accepted accounting principles and practices in Australia consistently applied by a body corporate or as between bodies corporate.

        AUTHORISATION includes:

                         (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority, arrangement, exemption or similar instrument (whether from, by or with a Governmental Agency or any other person); or

                         (b) in relation to anything which will be prohibited or restricted in whole or in part by law if a Governmental Agency intervenes or acts in any way within a specified period after application, lodgement, filing, registration or notification, the expiry of that period without the intervention or action.

        AUTHORISED OFFICER means:

                         (a) in the case of a Senior Creditor or the Junior Financier, a director, secretary or an officer whose title contains the word "manager", "director", "lawyer", "counsel" or a person performing the functions of any of them; and

                         (b) in the case of an Obligor, Eastern or Texas, a person appointed and notified to the Security Trustee to act as an Authorised Officer under the Transaction Documents to which it is a party and whose specimen signature has been given to the Security Trustee.


        BANK FINANCE DOCUMENT means each of this deed, the Syndicated Facilities Agreement, the Deed Polls, the Loan Notes, each Security, the Working Capital Terms and Conditions, each Hedge Agreement and any other document which an Obligor and the Agent agree in writing is to be a Bank Finance Document and any other instrument connected with any of them.

        BASE CASE MODEL has the meaning given to that term in the Syndicated Facilities Agreement.

        BILL has the meaning it has in the Bills of Exchange Act
        1909 (Cwlth) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.

        BORROWER means each Core Borrower and WCF Borrower.

        BS1 means TUA (No. 8) Pty Ltd (ACN 085 235 776).

        BS1-BS2 LOAN AGREEMENT means each loan agreement dated on or about the date of this deed between BS1 (as lender) and BS2 as borrower).

        BS1 MORTGAGE, SHARE MORTGAGE AND CHARGE means the mortgage, share mortgage and charge made or to be made between BS1 and the Security Trustee over the interests of BS1 in the BS1-BS2 Loan Agreement, the shares held by BS1 in BS2 and over all the other assets and undertaking of BS1.

        BS2 means TUA (No. 9) Pty Ltd (ACN 085 235 801).

        BS2 - WESTAR/KINETIK LOAN AGREEMENT means each loan agreement dated on or about the date of this deed under which a loan is to be made between BS2 (as lender) and TUA (No. 10) Pty Limited and TUA (No. 11) Pty Ltd (as borrowers).

        BUSINESS DAY means a day (not being a Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne and Sydney.

        CALCULATION DATE means 31 March, 30 June, 30 September and 31 December in each year commencing on 30 September 1999.

        CALCULATION PERIOD means, in relation to any Calculation Date, the 12 month period ending on that Calculation Date except in the case of the those Calculation Periods ending within twelve months of Financial Close which will commence on Financial Close and end on the relevant Calculation Date.

        CAPEX RESERVE means a reserve set aside by the Purchasers and which has not been directly or indirectly funded by Senior Debt (except to the extent that it constitutes a drawing on a revolving facility after the date of Financial Close) and which may only be used:

                         (a) to fund Capital Expenditure in excess of the Capital Expenditure projected to be paid in accordance with the Base Case Model, as that projected Capital Expenditure may be adjusted having regard to the capital expenditure review plan agreed in accordance with clause 6.1(pp); or

                         (b) to pay a Distribution permitted to be paid under clause 6.5.

        CAPITAL EXPENDITURE means, in relation to a Purchaser, any expenditure which would be treated as capital expenditure in the Financial Statements of the Purchaser in accordance with Australian Accounting Standards, and for the avoidance of doubt, includes maintenance expenditure and expenditure to establish, acquire, expand or develop assets relating to the Core Assets and Core Business but does not include expenditure funded from capital works payments by customers of the Purchaser.

        CONSOLIDATED INTEREST COVER RATIO means, on any Calculation Date in respect of any Calculation Period, the ratio of:

                         (a)     EBITDA less:

                                 (i)    Capital Expenditure except to the
                                        extent that any Capital Expenditure in
                                        excess of the amount projected to be
                                        paid in that Calculation Period in the
                                        Base Case Model is paid from a
                                        withdrawal from the Capex Reserve;

                                 (ii)   income tax; and

                                 (iii)  abnormal and extraordinary items
                                        paid for in cash including land
                                        remediation costs (except to
                                        the extent that any land remediation
                                        costs in excess of the amount
                                        projected to be paid in that
                                        Calculation Period in the Base Case
                                        Model are paid from a withdrawal from
                                        the Remediation Reserve) and the net
                                        losses resulting directly
                                        from the supply of gas to all
                                        customers in the Wimmera towns of
                                        Ararat, Stawell and Horsham but
                                        excluding any Restructuring Costs to
                                        the extent that those Restructuring
                                        Costs are paid from a withdrawal from
                                        the Reserve Account,

        paid or incurred in that Calculation Period,

        to:

                         (b)     Debt Service,

        for that Calculation Period.

        CONSOLIDATED NET WORTH means the aggregate, on a consolidated basis, of the paid up capital, retained profits and reserves (excluding the amount of all asset revaluation reserves after Financial Close) of the Operating Group:

                          (a)     less:

                                  (i)   all minority interests;

                                  (ii)  any paid up capital or share premium
                                        in respect of shares or stock capable
                                        of being redeemed before the Maturity
                                        Date for the Tranche B Facility and
                                        the Tranche C Facility (as those terms
                                        are defined in the Syndicated
                                        Facilities Agreement);

                          (b)     plus Total Subordinated Debt.

        CONSOLIDATED SENIOR DEBT means at any time the sum of:

                          (a)     the total Amount Owing to the Senior
                                  Creditors; and

                          (b) the aggregate outstanding principal amount of all other Permitted Indebtedness of the Operating Group on a consolidated basis which is not subordinated to the interests of the Senior Creditors.

        CONTESTED TAXES means a Tax payable by an Obligor:

                         (a) that is being diligently contested by it in good faith and in accordance with proper procedures;

                         (b) that is not required by applicable law to be paid before the liability is contested; and

                         (c) in respect of which it has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty or interest payable if the contest is unsuccessful.

        CONTROLLER has the meaning it has in the Corporations Law.

        CORE ASSETS means the Gas Infrastructure and the Licences.

        CORE BUSINESS means the supply, transmission, distribution and sale of energy products and any ancillary activities (so long as these ancillary activities do not represent a material diversification of the business or a material diversion of financial resources of the Purchasers from the Core Business of the supply, transmission, distribution and sale of gas).

        COSTS includes costs, charges and expenses, including those incurred in connection with advisers.

        CREDITOR means each Senior Creditor and each Junior Creditor. Where the term is used in relation to the obligations of any one of those persons "to the Creditors" it is a reference to the obligations of that person to each other person which is a Creditor.

        DEBT SERVICE means, in respect of any Calculation Period and on a consolidated basis, all Interest (including, but not limited to:

                         (a) any discount on any Bill, debenture, bond, note or other security;

                         (b) any discount in respect of any receipts or receivables which have been sold by the Borrowers to any person (including, without limitation, under any securitisation program or facility);

                         (c) any line, facility, commitment, acceptance, usage, discount, guarantee or other fees and amounts incurred on a regular or recurring basis which are payable in relation to Indebtedness (which, for the avoidance of doubt, excludes any establishment, underwriting or other upfront fees);

                         (d) any dividend payable on redeemable preference shares or on any other share or stock the obligations in respect of which constitute Indebtedness;

                         (e)     capitalised interest;

                         (f) the portion of rental or hire payments in the nature of interest under any finance lease, sale and leaseback or hire purchase agreement to which a Borrower is a party;

                         (g) Interest, premiums, fees, break costs and any other amounts paid, payable or incurred by a Borrower under any Derivative Transaction less Interest, premiums, fees and any other amounts paid, payable or incurred to a Borrower by the counterparty to the Derivative Transaction), which, in accordance with Australian Accounting Standards, is or would be regarded as paid, payable or incurred by the Borrowers in respect of or in connection with Consolidated Senior Debt in that Calculation Period.

        DEED POLL has the meaning given to that term in the Syndicated Facilities Agreement.

        DERIVATIVE TRANSACTION means a contract, agreement or arrangement (other than in respect of the price of electricity or gas) which is:

                         (a) a futures contract (as defined in the Corporations Law); or

                         (b) an interest rate or currency hedge, swap, option, a swaption, a forward rate agreement or any other contract, agreement or arrangement similar to or having in respect of its subject matter a similar effect to any of the above.

        DISTRIBUTION means:

                         (a) any dividend, charge, interest, fee, payment or other distribution (whether in cash or in kind) or redemption, repurchase, defeasance, retirement or repayment on or in respect of any share capital of an Obligor; or

                         (b) any Interest, any repayment or prepayment of any amount of principal or any other payment in respect of any Subordinated Indebtedness; or

                           (c)     any loan by an Obligor.

        DISTRIBUTION AREA means the area in Victoria in which TUA (No. 10) Pty Ltd will on and from Financial Close be authorised to distribute and supply gas, being that area defined as the `Distribution Area' and described in Schedule 2 to the Distribution Licence.

        DISTRIBUTION LICENCE means the distribution licence issued to Westar by ORG pursuant to the Gas Industry Act 1994 with effect from 11 December 1997, as amended and transferred to TUA (No. 10) Pty Ltd on or before the date of Financial Close.

        DRAWDOWN DATE has the meaning given to that term in the Syndicated Facilities Agreement.

        EASEMENTS means all easements, rights or privileges held by or vested in or deemed to be held by or vested in a Purchaser (whether under Part 5 of the Gas Industry Act 1994 or otherwise) in, over, appurtenant to or affecting any real property.

        EASTERN DEBT means any amount actually or contingently owing under or in connection with the Eastern Loan Agreement.

        EASTERN LOAN AGREEMENT means the loan agreement made or to be made between Eastern (as lender) and BS1 (as borrower).

        EBITDA means, in respect of any Calculation Period, the earnings of the Operating Group (including the proceeds of any claim under a business interruption insurance policy by a Purchaser and any interest earnings) on a consolidated basis and before:


                         (a) abnormal items (which includes the sale proceeds from the disposal of assets and Restructuring Costs);

                         (b) extraordinary items including, without limitation, costs arising on the termination of any Derivative Transaction;

                         (c)     Debt Service;

                         (d)     income tax; and

                         (e)     depreciation and amortisation.

        ENFORCEMENT ACTION means, in relation to an Obligor:

                         (a) a right arising from a default by an Obligor is exercised or enforced against the Obligor;

                         (b) an application is made for, or a notice is given or other step is taken with a view to:

                                   (i)    insolvency, liquidation,
                                          administration, dissolution or
                                          similar proceedings with respect to
                                          the Obligor;

                                   (ii)   an administration, arrangement,
                                          composition or assignment for the
                                          benefit of creditors, or any class of
                                          creditors, of the Obligor; or

                                   (iii)  the appointment of any person as a
                                          Controller in relation to property of
                                          an Obligor,

        whether by petition, application, convening of a meeting, voting in favour of a resolution or otherwise.

        ENVIRONMENT means all aspects of the surroundings of human beings, including:

                           (a) the physical characteristics of those surroundings such as the land, the waters and the atmosphere; and

                           (b) the biological characteristics of those surroundings such as animal, plants and other forms of life; and

                           (c) the aesthetic characteristics of those surroundings such as their appearance, sounds, smells, tastes and textures.

        ENVIRONMENTAL LAW means a law regulating or otherwise relating to the Environment including, but not limited to, any law relating to land use, planning, water catchments, pollution of air or water, noise, smell, contamination, chemicals, waste, pesticides, use of dangerous goods or hazardous substances, noxious trades or any other aspect of protection of the Environment.

        EQUITY SUBSCRIPTION AGREEMENT means the agreement to be made on or before the date of Financial Close between the Core Borrowers and Holdco in relation to the subscription of shares in Holdco by the Core Borrowers.

        EVENT means the happening of any of these events:

                           (a)     an order is made that an Obligor be wound up;
                                   or

                           (b) a liquidator is appointed in respect of an Obligor; or

                           (c) a provisional liquidator is appointed in respect of an Obligor and the provisional liquidator is ordered or required to admit all debts to proof or pay all debts capable of being admitted to proof proportionately; or

                           (d) an Obligor enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors; or

                           (e) an Obligor resolves to wind itself up or otherwise dissolve itself.

        EVENT OF DEFAULT means an event specified in clause 8.

        FINANCE DOCUMENT means any Bank Finance Document, any Junior
        Finance Document, any other document which the Core Borrowers and the Security Trustee agree in writing is to be a Finance Document and any other instrument connected with any of them.

        FINANCIAL CLOSE means the date on which the last condition precedent in schedule 1 to the Syndicated Facilities Agreement is satisfied (or waived by the Financiers).

        FINANCIAL YEAR means each 12 month period ending on 31 December in each year.

        FINANCIER has the meaning given in the Syndicated Facilities Agreement.

        FINANCIAL STATEMENTS means:

                           (a)     a profit and loss statement; and

                           (b)     a balance sheet; and

                           (c)     a statement of cash flows,

        together with any notes to those documents and a directors' declaration as required under the Corporations Law (in the case of a body corporate incorporated in Australia) and any other information necessary to give a true and fair view.

        FIXED DATE means the day by which the Security Trustee determines that a Majority of Senior Creditors have instructed the Security Trustee to give a notice under clause 8.2.

        FRANCHISE AREA means the area in Victoria in which TUA (No. 11) Pty Ltd will on and from Financial Close be authorised to sell gas, being that area defined as the `Franchise Area' and described in schedule 2 to the gas Retail Licence.

        GASCOR PUT OPTION AGREEMENT means the agreement entered into or to be entered into between TUA (No. 11) Pty Ltd and the State of Victoria under which the State of Victoria may, at its option, transfer to TUA (No. 11) Pty Ltd a portion of the State's shares in the State owned company into which GASCOR will be converted.

        GAS INFRASTRUCTURE means:

                           (a) all gas transmission and distribution pipes, and all other plant and equipment used in the reticulation, transmission or metering of gas which, in its ordinary use, is located in a fixed position wherever located, but excludes motor vehicles and mobile plant owned or leased by the Purchasers; and

                           (b)     Easements.

        GAS INFRASTRUCTURE ASSETS means any asset which forms part of the Gas Infrastructure.

        GOOD GAS INDUSTRY PRACTICE means the standard of operating and engineering practice that would reasonably be expected from a significant proportion of the world's best operators of facilities (not being owned and operated by Governmental Agencies) for the supply, transmission, distribution and sale of gas, operation of pipelines and reticulation networks with the asset conditions being consistent with the Core Assets and consistent with applicable laws, regulations, codes (including, without limitation, AG 600 Gas Distribution Code) and the Licences and on the basis that the determination of conditions consistent with the Core Assets takes into account:

                           (a) the design and specifications, relative size, age, distribution and technology utilised in the network; and

                           (b) operating and engineering practice in connection with such facilities including, without limitation, the day to day operation of such facilities as well as maintenance, repair, modification, performance improvement and the exercise of skill, diligence, prudence and foresight in connection with such activities.

        GOVERNMENTAL AGENCY means any government, any minister of a government or any governmental or semi-governmental entity, agency or authority (including, without limitation, the Australian Competition and Consumer Commission and the ORG).

        GUARANTEE means the guarantee and indemnity made or to be made between the Core Borrowers, Holdco, BS1 and BS2 in favour of the Security Trustee.

        GUARANTEED MONEY has the meaning given to that term in the Guarantee.

        HALF YEAR mens each period of six months ending on 30 June and 31 December in each year.

        HEDGE AGREEMENT means each interest rate hedging document (including any restatement of any earlier document) entered into between the Core Borrowers and any Hedge Counterparty on or before the date of the Financial Close.

        HEDGE COUNTERPARTY has the meaning given to that term in the Syndicated Facilities Agreement.

        HEDGE EXPOSURE means in respect of a Hedge Counterparty at the applicable date the amount which is H in the following formula:

                                   H = M to M + Unpaid Amounts

                                   where:

                                   M TO M is the result of the mark to
                                   market calculation of the obligations under the Hedge Agreements provided that M to M will be a positive number if it represents a liability of the Core Borrowers to the Hedge Counterparty and a negative number if it represents a liability of the Hedge Counterparty to the Core Borrowers.

                                   UNPAID AMOUNTS is any amount owing
                                   under the Hedge Agreements provided that Unpaid Amounts will be a positive number if it represents amounts owing by the Core Borrowers to the Hedge Counterparty and a negative number if it represents amounts owing by the Hedge Counterparty to the Core Borrowers, provided that if H is a negative number it shall be deemed to be equal to zero.

        HOLDCO means TU Australia Holdings Pty Ltd (ACN 086 006 859).

        HOLDCO MORTGAGE means the mortgage made or to be made between Holdco and the Security Trustee over Holdco's interests in the Holdco-TUA Loan Agreements, the ALP Loan Agreements and the TUA Mortgage.

        HOLDCO - TUA LOAN AGREEMENT means each loan agreement dated on or about the date of this deed between Holdco (as lender) and TUA (as borrower).

        INDEBTEDNESS means any debt or other monetary liability
        (whether actual or contingent) in respect of moneys borrowed or raised or any financial accommodation (including in respect of any moneys raised from the sale or securitisation of any receipts or receivables) whatever, or in the case of paragraph (h) below, a Derivative Transaction, including a debt or liability under or in respect of any:

                           (a)     Bill, bond, debenture, note or similar
                                   instrument;

                           (b)     acceptance, endorsement or discounting
                                   arrangement;

                           (c) guarantee granted by a financial institution guaranteeing the payment of a debt (the "guaranteed debt"), in which case the guaranteed debt will not be included;

                           (d)     finance lease or sale and leaseback;

                           (e) deferred purchase price (for more than 180 days) of any asset or service;

                           (f) obligation to deliver goods or provide services paid for in advance by any financier or in relation to any other financing transaction;

                           (g) amount of capital and premium payable or in connection with the reduction of any preference shares or any amount of purchase price payable for or in connection with the acquisition of redeemable preference shares;

                           (h)     Derivative Transaction; or

                           (i)     guarantee, indemnity or guarantee and
                                   indemnity,

        and irrespective of whether the debt or liability is owed or incurred alone or severally or jointly or both with any other person. For the purpose of calculating the principal amount of any Indebtedness under:

                           (j)     any securitisation of receipts or
                                   receivables, the principal amount shall be taken to be the discounted amount of proceeds paid in exchange for the receipts or receivables; and

                           (k) any finance lease or sale and leaseback, the aggregate portion of all rental in the nature of principal.

        INSOLVENCY EVENT means the happening of any of these events:

                           (a)     an order is made that an entity be wound up;
                                   or

                           (b) an application is made to a court that an entity be wound up or for an order appointing a liquidator or provisional liquidator in respect of an entity (and is not stayed or dismissed within 14 days) unless the entity satisfies the Security Trustee (acting on the instructions of the Majority of Senior Creditors) within 14 days of it being made that the application is frivolous or vexatious; or

                           (c) a liquidator or provisional liquidator is appointed in respect of an entity, whether or not under a court order;

                           (d) except to reconstruct or amalgamate while solvent on terms approved by the Security Trustee (acting on the instructions of the Majority of Senior Creditors), an entity enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any class of its creditors; or

                           (e) an entity resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Security Trustee (acting upon the instructions of the Majority of Senior Creditors) or is otherwise wound up or dissolved; or

                           (f) a Controller is appointed to or over all or any part of the assets or undertaking of the entity or the holder of any Security Interest takes possession of any asset of the entity; or

                           (g) an entity is or is deemed by law or a court to be insolvent; or

                           (h)     an entity takes any steps to obtain
                                   protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to an entity; or

                           (i) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

        INTERCOMPANY LOAN AGREEMENTS means:

                           (a)     the ALP Loan Agreements;

                           (b)     the Holdco - TUA Loan Agreements;

                           (c)     the TUA - BS1 Loan Agreements;

                           (d)     the BS1 - BS2 Loan Agreements;

                           (e)     the BS2 - Westar/Kinetik Loan Agreements;

        and any Security Interest (including, without limitation, the TUA Mortgage) given in connection with any of them.

        INTERCOMPANY LOAN DEBT means any amount actually or contingently owing under or in connection with an Intercompany Loan Agreement.

        INTEREST includes, in relation to any principal or other amount of Indebtedness, interest, fees, commissions and charges and any other amounts in the nature of interest or the payment of which has a similar effect or purpose to the payment of interest.

        INTEREST PAYMENT DATE has the meaning given to that term in the Syndicated Facilities Agreement.

        JUNIOR CREDITOR means the Junior Financier, Eastern, each
        Obligor owed money in respect of an Intercompany Loan Agreement and Texas.

        JUNIOR DEBT means each of:

                           (a)     the Junior Finance Debt;

                           (b)     the Eastern Debt;

                           (c)     the Texas Indemnity; and

                           (d)     the Intercompany Loan Debt.

        JUNIOR FINANCE DEBT means any amount actually or contingently owing under or in connection with the Junior Finance Documents (other than an amount owing by Texas under the Texas Guarantee).

        JUNIOR FINANCE DOCUMENT means the Subordinated Facility Agreement, the Texas Guarantee, this deed and any other document which the Core Borrowers and the Junior Financier agree is to be a Junior Finance Document and any other instrument connected with any of them.

        JUNIOR FINANCIER means Citibank, N.A. in its capacity as financier under the Subordinated Facility Agreement.

        KINETIK means Kinetik Energy Pty Ltd (ACN 079 089 188).

        LICENCE means the Distribution Licence, a Retail Licence and any other Authorisation granted to a Purchaser to distribute or sell energy products.

        LIMITED RECOURSE GUARANTOR means the Core Borrowers and Holdco.

        LIMITED RECOURSE OBLIGOR means the Core Borrowers, TUA and the Limited Recourse Guarantors.

        LIMITED RECOURSE OBLIGATIONS means the obligation of the Core Borrowers, TUA or Holdco to pay money under the Transaction Documents (other than the obligation to pay money under clause 4.5 and the obligations of the Core Borrowers under the Subordinated Facility Agreement) except if arising in the circumstances contemplated by clause 11.3(b).

        LOAN NOTE has the meaning given to that term in the Syndicated Facilities Agreement.

        LOSS includes any consequential loss, and any costs, liability, claim, suit, proceeding, cause of action, demand or action.

        MAJORITY OF SENIOR CREDITORS means at any time:

                           (a) if no Event of Default subsists, Senior Creditors (other than Hedge Counterparties), the Amount Owing to whom exceeds 66% of the total Amount Owing to all such Senior Creditors; and

                           (b) if an Event of Default subsists, Senior Creditors the Amount Owing to whom exceeds 66% of the total Amount Owing to all Senior Creditors.

        MATERIAL ADVERSE EFFECT means something which materially adversely affects:

                           (a) the legality, validity or enforceability of a Finance Document; or

                           (b)     the Obligor's ability to observe its
                                   obligations under any Finance Document; or

                           (c) the ability of a Purchaser to carry on its business as it is being conducted at the time preceding the event; or

                           (d) the rights of a Senior Creditor under a Bank Finance Document.

        MATERIAL CONTRACT means:

                           (a)     the Sale Agreement;

                           (b)     the Outsourcing Agreements;

                           (c)     the Sales Contracts;

                           (d)     the GASCOR Put Option Agreement;

                           (e)     the Shareholder Deed;

                           (f)     the Equity Subscription Agreement;

                           (g)     the Intercompany Loan Agreements;

                           (h)     the Eastern Loan Agreement;

                           (i)     the Subordinated Facility Agreement;

                           (j)     the Partnership Deed;

                           (k) Underground Gas Storage Services Agreement entered into or to be entered into between Kinetik Energy Pty Ltd and Western Underground Gas Storage Pty Ltd and Texas Utilities Australia Pty Ltd;

                           (l) Guarantee between Westar Pty Ltd, Westar Assets Pty Ltd and GASCOR;

                           (m) Gas Supply Agreement (Cooper Basin) entered into or to be entered into between Kinetik Energy Pty Ltd and GASCOR;

                           (n) Gas Supply Agreement (Port Campbell Fields) entered into or to be entered into between Kinetik Energy Pty Ltd and GASCOR;

                           (o) Gas Sales Agreement entered into or to be entered into between Western Underground Gas Storage Pty Ltd, Texas Utilities Australia Pty Ltd and GASCOR;

                           (p) Put Option Deed dated 15 December 1998 between Kinetik Energy Pty Ltd, Esso Australia Resources Ltd and BHP Petroleum (Bass Strait) Pty Ltd and any Transportation Agreement to be entered into as a result of the exercise of the option;

                           (q) Port Campbell Gas Sale Agreement dated 4 February 1994;

                           (r) Service Envelope Agreement entered into or to be entered into between VENCorp and Transmission Pipelines Australia Pty Ltd;

                           (s) Gas Transportation Deed entered into or to be entered into between VENCorp and Kinetik Energy Pty Ltd;

                           (t) Western Transmission System Agreement dated 9 August 1998 between Transmission Pipelines Australia Pty Ltd, Transmission Pipelines Australia (Assets) Pty Ltd and Kinetik Energy Pty Ltd;

                           (u) Transportation Services Agreement dated 16 September 1997 between Coastal Gas Pipelines Victoria Pty Ltd and Kinetik Energy Pty Ltd;

                           (v) Transmission Entitlement Deed entered into or to be entered into between Kinetik Energy Pty Ltd and Transmission Pipelines Australia Pty Ltd;

                           (w) Distribution Tariff Agreement dated 3 August 1998 between Westar Pty Ltd and Kinetik Energy Pty Ltd;

                           (x) Distribution Tariff Agreement dated 3 August 1998 between Stratus Networks and Kinetik Energy Pty Ltd;

                           (y) Interim SOU Transportation Agreement entered into or to be entered into between GASCOR and Kinetik Energy Pty Ltd;

                           (z) Distribution Tariff Agreement between Westar Pty Ltd and Ikon Energy;

                           (aa) Connection Agreement dated 4 September 1998 between Transmission Pipelines Australia Pty Ltd, Transmission Pipelines Australia (Assets) Pty Ltd, Westar Assets Pty Ltd and Westar Pty Ltd;

                           (bb) Connection Agreement between VENCorp and Westar Pty Ltd;

                           (cc) LNG and Metering Services Agreement dated 8 September 1998 between Transmission Pipelines Australia Pty Ltd and Kinetik Energy Pty Ltd;

                           (dd)    Longford No Sue Deed; and

                           (ee) any other document which an Obligor and the Security Trustee agree in writing will be a Material Contract for the purposes of this deed.

        MATERIAL REGULATORY INSTRUMENT means:

                           (a)     the MSO Rules;

                           (b)     the Victorian Gas Industry Tariff Order;

                           (c)     the Wimmera and Colac Tariff Order;

                           (d) the National Third Party Access Code for Natural Gas Pipeline Systems and the Victorian Third Party Access Code for Natural Gas Pipeline Systems;

                           (e) the Access Arrangements for the distribution system; and

                           (f)     the National Electricity Code.

        MSO RULES has the meaning given in the Gas Industry Act 1994.

        NATIONAL ELECTRICITY CODE has the meaning given to the word "Code" in the National Electricity Law.

        NET CASH FLOW means, in respect of the Operating Group on a consolidated basis for any Half Year, the operating profit (which, for the avoidance of doubt, is before depreciation and amortisation and includes interest income and the net proceeds from the sale of property, plant and equipment) for that Half Year after:

                           (a) deducting income tax paid or payable in that period;

                           (b) changes in working capital and movements in provisions for employee entitlements and the net losses resulting directly from the supply of gas to all customers in the Wimmera towns of Ararat, Stawell and Horsham; and

                           (c) Capital Expenditure and any amounts credited to the Capex Reserve or the Remediation Reserve,

        and less Debt Service amounts or principal repayments or prepayments paid or accrued during that Half Year.

        NON-RECOURSE INDEBTEDNESS means any Indebtedness incurred by the Core Borrowers, Holdco or TUA on terms that:

                           (a) the person ("RELEVANT PERSON") in whose favour that Indebtedness is incurred does not have any right to enforce its rights or remedies (including for any breach of any representation or warranty or obligation) against the Core Borrowers, Holdco or TUA or against any of their assets except for the purpose of enforcing any Security Interest (which does not extend to any assets which are the subject of a Security) granted in favour of the Relevant Person and only to the extent of the lesser of the value of the assets encumbered by that Security Interest and the amount secured by that Security Interest; and

                           (b)     the Relevant Person is not permitted or
                                   entitled:

                                   (i)    except as and to the extent permitted
                                          in paragraph (a) above, to enforce any
                                          right or remedy against, or demand
                                          payment or repayment of any amount
                                          from, the Core Borrowers, Holdco or
                                          TUA;

                                   (ii)   except and to the extent permitted in
                                          paragraph (a) above, to take any
                                          proceedings against the Core
                                          Borrowers, Holdco or TUA;

                                   (iii)  to apply to wind up or prove in the
                                          winding up of the Core Borrowers,
                                          Holdco or TUA; or

                                   (iv) to appoint an administrator in respect of the Core Borrowers, Holdco or TUA, so that the Relevant Person's only right of recourse in respect of that Indebtedness or any Security Interest securing that Indebtedness is to the assets encumbered by that Security Interest (which assets must not include any assets the subject of a Security).

        OBLIGOR means each Core Borrower, the Guarantor, TUA and the Purchasers.

        OFFSHORE PAYING AGENT means National Australia Bank Limited, Singapore Branch.

        OPERATING GROUP means each of BS1, BS2, each Purchaser and any Subsidiary of BS1.

        ORG means the Office of the Regulator-General established under the Office of the Regulator-General Act 1994.

        ORIGINAL BASE CASE MODEL means the computer model agreed on or prior to the date of this deed between the Core Borrowers and the Agent to, among other things, enable calculations of the financial undertakings in clause 6.4 (Financing Undertakings), as initialled by the Core Borrowers and the Agent.

        OUTSOURCING AGREEMENT means:

                           (a) the agreements to be entered into between the Purchasers or any other member of the Operating Group and any Related Entity relating to the provision of services in form reasonably satisfactory to the Security Trustee (provided that the Security Trustee agrees that it will not object to any terms required to be included in the agreements by
                                   ORG) in relation to:

                                   (i)    the operation of the Core Business of
                                          TUA (No. 10) Pty Ltd, comprising
                                          network operations, network design and
                                          engineering, network records, work
                                          management (including management of
                                          sub-contracts), property management,
                                          contract procurement; or

                                   (ii)   the provision of customer contact
                                          services, comprising meter reading,
                                          invoicing and customer support in
                                          relation to the Core Business of TUA
                                          (No. 11) Pty Ltd and TUA (No. 10) Pty
                                          Ltd;

                                   (iii)  corporate, secretarial, accounting,
                                          administrative services, human
                                          resources, public relations and
                                          information systems for TUA (No.10)
                                          Pty Ltd and TUA (No. 11) Pty Ltd; and

                           (b) the maintenance agreement between Westar and Serco Gas Services (Vic) Pty Ltd and Serco Australia Pty Ltd.

        PARTNERSHIP means the TU Australia Holdings (Partnership) Limited Partnership being a limited partnership formed and registered under the Partnership Act 1958 of Victoria.

        PARTNERSHIP DEED means the deed dated 27 January 1999 between each Core Borrower establishing the Partnership, as amended by a deed dated on or before the date of this deed.

        PARTNERSHIP MORTGAGE means the mortgage made or to be made between the Core Borrowers and the Security Trustee over the Core Borrowers' interests in the ALP Loan Agreements and the Hedge Agreements.

        PERMITTED DISPOSAL means:

                           (a) any disposal by a Purchaser for fair value of obsolete assets which are no longer required for the operation of the Core Business and any disposal by a Purchaser of assets in exchange for other assets of comparable value and utility; or

                           (b) any disposal by a Purchaser of any other assets provided that the aggregate value of such disposals in any Financial Year does not exceed $10,000,000.

        PERMITTED DISTRIBUTION means any payment made by an Obligor under any Intercompany Loan Agreement for the sole purpose of paying an amount due and payable to the Senior Creditors provided such payment is paid to a Senior Creditor in accordance with the Bank Finance Documents.

        PERMITTED INDEBTEDNESS means:

                           (a) any Indebtedness incurred under the Bank Finance Documents, the Junior Finance Documents or the Eastern Loan Agreement; or

                           (b) any Indebtedness under the Intercompany Loan Agreements; or

                           (c)     any Qualifying Subordinated Debt; or

                           (d) Indebtedness raised by the Core Borrowers to repay all of the Senior Debt or the Tranche A Facility (as defined in the Syndicated Facilities Agreement); or

                           (e) any guarantee issued by a Purchaser in relation to the obligations of another Purchaser provided those obligations are or have been incurred in the ordinary course of the Core Business; or

                           (f)     in respect of TUA:

                                   (i)      any Indebtedness incurred by TUA on
                                            an unsecured basis in existence as
                                            at the date of this deed; or

                                   (ii)     any Non-Recourse Indebtedness;

                                   (iii) any performance guarantees issued by TUA, not being guarantees of
                                            Indebtedness; or

                           (g) any other Indebtedness approved in writing by the Security Trustee (acting upon the instructions of the Majority of Senior Creditors) provided that such approval will not be withheld if:

                                   (i)      the Indebtedness is Non-Recourse
                                            Indebtedness; and

                                   (ii)     the Security Trustee receives a
                                            satisfactory legal opinion from the
                                            Core Borrowers' legal counsel that
                                            the exercise of any rights by the
                                            lender of that Non-Recourse
                                            Indebtedness including, without
                                            limitation, by exercising any rights
                                            under a Security Interest will not
                                            give rise to a right to a party
                                            (other than a Senior Creditor) to
                                            terminate any Material Contract or
                                            otherwise jeopardise the assets and
                                            business of the Purchasers; and

                                   (iii)    the amount of the Non-Recourse
                                            Indebtedness will not exceed 70% of
                                            the value of the assets against
                                            which the relevant lender may have
                                            recourse for the repayment of the
                                            Non-Recourse Indebtedness; and

                                   (iv)     the Indebtedness will not adversely
                                            affect the ability of the Core
                                            Borrowers to obtain an investment
                                            grade credit rating in respect of a
                                            facility, or if such an investment
                                            grade credit rating has been
                                            obtained, it will not lead to a
                                            downgrade of that rating below BBB;
                                            or

                           (h) the following Indebtedness incurred by the Purchasers for a period not exceeding 60 days from Financial Close:

                           (i) certain payroll, cheque cashing, corporate credit card, merchant arrangements, tape negotiation advice and related same day transaction facilities to be provided by Westpac Banking Corporation; and

                                   (ii)     indemnity obligations in respect of
                                            two bank guarantees (each having a
                                            face value of $1,000,000) issued by
                                            Westpac Banking Corporation.

        PERMITTED SECURITY INTEREST means:

                           (a) any Security Interest arising by operation of law in the ordinary course of business securing Taxes which are not yet in arrears and can subsequently be paid without penalty or which are Contested Taxes;

                           (b) any mechanic's, workmen's or any like lien or right of set-off arising in the ordinary course of business, securing or otherwise relating to Indebtedness which is not yet overdue or which has been contested or litigated in good faith, where the aggregate amount of the Indebtedness in respect of all such liens and rights of set-off does not at any time exceed $500,000;

                           (c) any Security Interest in respect of deposits of money or property in an amount, or of a value, not exceeding $1,000,000 in aggregate, by way of security for the performance of any statutory obligations arising in the ordinary course of business;

                           (d)     the Security;

                           (e) any Security Interest granted by a Core Borrower, Holdco or TUA provided it only secures Non-Recourse Indebtedness permitted to be incurred under this deed;

                           (f) any right of set off arising under a Material Contract;

                           (g)     the TUA Mortgage; and

                           (h) any other Security Interest approved in writing by the Security Trustee.

        POTENTIAL EVENT OF DEFAULT means an event which, with the giving of notice or lapse of time, would become an Event of Default.

        PROPERTIES means all properties or premises leased, occupied or used or owned by an Obligor at any time.

        QUALIFYING SUBORDINATED DEBT means the principal amount (excluding capitalised interest) of any Indebtedness of an Obligor:

                           (a) which is not repayable (in whole or in part) by an Obligor before payment in full of the Senior Debt;

                           (b) the interest rate or effective interest rate applicable to which is:

                                   (i) where the proposed lender is a Related Entity of an Obligor then, except in relation to the Intercompany Loan Agreements, no more than 3% per annum above the interest rate applicable from time to time to drawings under the Syndicated Facilities Agreement; and

                                   (ii)   in all other circumstances, an
                                          interest rate or effective interest
                                          rate determined on normal arm's length
                                          commercial terms; and

                           (c) which is subordinated on substantially the same terms as the Junior Debt is subordinated under this deed.

        QUARTER means each period of three months ending on 31 March, 30 June, 30 September and 31 December in each year.

        RECOVERED MONEY means the aggregate amount received in accordance with clause 9 which has not been distributed under this deed.

        RECOVERED MONEY DISTRIBUTION DATE means a day on which Recovered Money is available for distribution in accordance with clause 9.

        RELATED ENTITY has the meaning it has in the Corporations Law.

        RELEVANT JUNIOR DEBT means, in respect of a Junior Creditor, the Junior Debt in respect of that Junior Creditor.

        RELEVANT SENIOR DEBT means, in respect of a Senior Creditor, the Senior Debt in respect of that Senior Creditor.

        REMEDIATION RESERVE means a reserve set aside by the Purchasers and which has not been directly or indirectly funded by Senior Debt (except to the extent that it constitutes a drawing on a revolving facility after the date of Financial Close) and which may only be used:

                           (a) to fund land remediation costs in excess of the land remediation costs projected to be paid in accordance with the Base Case Model; or

                           (b) to pay a Distribution permitted to be paid under clause 6.5.

        RESERVE ACCOUNT means an account held in the name of the Purchasers for the purposes of Restructuring Costs.

        RESTRUCTURING COSTS means any integration expenses, redundancy and termination costs or payments to, or in respect of, employees of the Purchasers and as otherwise contemplated in the Base Case Model and included in the business plan and industrial relations strategy prepared by the Purchasers prior to Financial Close.

        REPRESENTATIVE of a person means any director, officer, delegate or agent of that person.

        RETAIL LICENCE means:

                           (a) the gas retail licence issued to Kinetik by ORG pursuant to the Gas Industry Act 1994 with effect from 11 December 1997, as amended and transferred to TUA (No. 11) Pty Ltd on or before the date of Financial Close; and

                           (b) the electricity retail licence issued to Kinetik by ORG pursuant to the Electricity Industry Act 1993 with effect from 5 November 1997, as amended and transferred to TUA (No.
                                   11) Pty Ltd on or before the date of
                                   Financial Close.

        SALE AGREEMENT means the agreement entitled "Gas Distributor and Retailer Asset Sale Agreement" dated 30 January 1999 made between the Treasurer of the State of Victoria, Westar Assets, Westar, Kinetik and the Purchasers.

        SALES CONTRACTS means:

                           (a) Gas Sales Agreement dated 20 November 1996 between Esso Australia Resources Ltd, BHP Petroleum (Bass Strait) Pty Ltd and GASCOR;

                           (b) Master Agreement dated 23 December 1998 between GASCOR, Energy 21 Pty Ltd, Ikon Energy Pty Ltd, Kinetik Energy Pty Ltd and Gas Release Co Pty Ltd;

                           (c) Agency Agreement dated 14 August 1998 between GASCOR and Kinetik Energy Pty Ltd; and

                           (d) Sub-Sales Agreement dated 14 August 1998 between GASCOR and Kinetik Energy Pty Ltd.

        SECURED MONEY has the meaning given to that term in a Security or the TUA Mortgage, as the case may be.

        SECURITY means this deed and:

                           (a)     the Guarantee;

                           (b)     the Partnership Mortgage;

                           (c)     the Holdco Mortgage;

                           (d)     the BS1 Mortgage, Share Mortgage and Charge;
                                   and

                           (e) any other document or Security Interest collateral to any of them.

        SECURITY ACCOUNT means the account maintained by the Security Trustee in accordance with clause 7.

        SECURITY INTEREST means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power.

        SENIOR CREDITORS means the Security Trustee, the Agent, the Offshore Paying Agent, each Financier, each Hedge Counterparty and any person who has provided Indebtedness to the Core Borrowers in accordance with paragraph (d) of the definition of "Permitted Indebtedness".

        SENIOR DEBT means any amount actually or contingently owing under or in connection with the Bank Finance Documents or any agreement pursuant to which a Senior Creditor has provided Indebtedness to the Core Borrowers in accordance with paragraph (d) of the definition of "Permitted Indebtedness", whether or not then due and payable.

        SHARE means, in respect of a Senior Creditor and a day, the same proportion (expressed as a percentage (rounded (if necessary) to the nearest two decimal places)) as the proportion which the Amount Owing of that Senior Creditor on that day bears to the aggregate Amount Owing on that day to all the Senior Creditors.

        SHAREHOLDER DEED means the deed dated on or about the date of this deed between GASCOR, TUA (No. 11) Pty Ltd and BS2 in relation to the removal of directors of TUA (No. 11) Pty Ltd.

        SUBORDINATED FACILITY AGREEMENT means the agreement dated on or about the date of this deed between the Core Borrowers, Eastern and the Junior Financier.

        SUBORDINATED INDEBTEDNESS means all liabilities of an Obligor in connection with any Indebtedness which is fully subordinated to the interests of the Senior Creditors.

        SUBSIDIARY of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Law or is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard.

        SURETY means a person (other than the Obligor) which at any time is liable by guarantee or otherwise alone or jointly, or jointly and severally, to pay or indemnify against non-payment of the Senior Debt or Junior Debt.

        SYNDICATED FACILITIES AGREEMENT means the agreement dated on or about the date of this deed between the Core Borrowers, the WCF Borrowers, the Joint Lead Banks (as defined in that agreement), the Working Capital Bank (defined in that agreement), the Hedge Counterparties, the Agent, the Offshore Paying Agent and the Financiers.

        SYSTEMS means for an entity, centralised and decentralised hardware, software and networks (including interfaces, data storage and equipment with embedded computer chips or logic) used by an entity.

        TAXES means taxes, levies, imposts, charges and duties imposed by any authority (including stamp and transaction duties) together with any related interest, penalties, fines and expenses in connection with them, except if imposed on the overall net income of a Creditor.

        TEXAS GUARANTEE means the instrument entitled "Guaranty" to be dated on or before Financial Close given by Texas in favour of the Junior Financier.

        TEXAS INDEMNITY means any right (whether arising by indemnity, contribution, subrogation or otherwise) against a Core
        Borrower arising in connection with the Texas Guarantee.

                    TOTAL FACILITY LIMIT has the meaning given to that term in the Syndicated Facilities Agreement.

                    TOTAL SUBORDINATED DEBT means at any time the aggregate consolidated principal amount of Qualifying Subordinated Debt (other than capitalised interest).

                    TRANSACTION DOCUMENTS means each Finance Document, Licence, Material Contract, any document which an Obligor acknowledges in writing to be a Transaction Document, and any other document connected with any of them.

                    TRUST FUND means the amount held by the Security Trustee under clause 2.1 together with any other property which the Security Trustee acquires to hold on the trusts of this deed including, without limitation, any Security Interest which it executes after the date of this deed in its capacity as trustee of the trust established under this deed and any property which represents the proceeds of sale of any such property or proceeds of enforcement of any Security Interest.

                    TUA-BS1 LOAN AGREEMENT means each loan agreement dated on or about the date of this deed between TUA (as lender) and BS1 (as borrower).

                    TUA MORTGAGE means the mortgage made or to be made between Holdco and TUA over TUA's interests in the TUA-BS1 Loan Agreement.

                    WCF BORROWER means each Purchaser.

                    WESTAR means Westar Pty Ltd (ACN 079 089 008).

                    WESTAR ASSETS means Westar (Assets) Pty Ltd (ACN 079 089
        062).

                    WORKING CAPITAL TERMS AND CONDITIONS has the meaning given to that term in the Syndicated Facilities Agreement.

                    YEAR 2000 COMPLIANT means in respect of all Systems that neither its performance nor functionality is affected by dates prior to, during or after the year 2000 and that, in particular:

                           (a) no value for current date causes or is likely to cause any interruption in operation of the Systems;

                           (b) date-based functionality of the Systems behaves consistently for dates prior to, during and after year 2000;

                           (c) in all data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules;

                           (d) the year 2000 must be recognised as a leap year.

                    1.2    In this deed, unless the contrary intention appears:

                           (a)     a reference to this deed or another
                                   instrument includes any variation or
                                   replacement of any of them;

                           (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                           (c) the singular includes the plural and vice versa;

                           (d) the word "person" includes a firm, an entity, an unincorporated association or an authority;

                           (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

                           (f) an agreement, representation or warranty on the part of or in favour of two or more persons binds or is for the benefit of them jointly and severally but an agreement or warranty of a Creditor or the Creditors binds that Creditor or Creditors severally only;

                           (g) a reference to any thing (including without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually.

                    1.3 Headings are inserted for convenience and do not affect the interpretation of this deed.

INCORPORATION
                    1.4 Unless the context otherwise requires, a capitalised term used in this deed and not defined in it will have the meaning given in the Bank Finance Document which defines it.

AGENT
                    1.5 The Agent enters into this deed in its capacity as Agent for and on behalf of the Financiers and Hedge Counterparties so as to bind itself and the Financiers and Hedge Counterparties.

2       DECLARATION OF TRUST
------------------------------------------------------------------------------
                    2.1 The Security Trustee declares that it holds the sum of A$10 and will hold the Trust Fund on trust at any time for itself and the persons who are Senior Creditors at that time.

                    2.2 The trust established under this deed commences on the date of this deed and unless determined earlier is to end on the day prior to the eightieth anniversary of the date of this deed.

                    2.3 The perpetuity period applicable to the trust established under this deed is the period of 80 years commencing on the date of this deed.

                    2.4 The trust established under this deed is to be known as the TU Australia Holdings Trust.

3       DUTIES, POWERS AND RIGHTS OF SECURITY TRUSTEE
-----------------------------------------------------------------------------
AUTHORITY OF SECURITY TRUSTEE
                    3.1 The Security Trustee is appointed to enter into and act as trustee for the Senior Creditors under the Bank Finance Documents.

AUTHORITY OF SECURITY TRUSTEE TO EXECUTE FINANCE DOCUMENTS
                    3.2 Each Senior Creditor authorises the Security Trustee to execute and deliver those of the Bank Finance Documents to which it is intended to be a party.

POWER OF THE SECURITY TRUSTEE
                    3.3 The Security Trustee shall have the rights, discretions and powers delegated to it under this deed, and all other powers reasonably incidental to them. However, the Security Trustee does not have any fiduciary or other duties or responsibilities to any party, except as expressly set out in the Bank Finance Documents.

SEEKING INSTRUCTIONS; CONSULTATION
                    3.4 The Security Trustee is not obliged to consult with or seek instructions from the Creditors before giving any consent, approval or agreement or exercising any right, power or discretion under a Bank Finance Document, except where that Bank Finance Document expressly provides otherwise. In that event, the Security Trustee may seek instructions from those Senior Creditors who are entitled at that time to vote on any such instruction, and may specify a period of not less than 5 Business Days within which instructions are to be provided. That period may be shortened with the consent of the Senior Creditors.

          If a Senior Creditor does not provide instructions in writing within the period specified, it shall be deemed (only for the purpose of determining whether instructions have been given by the Majority of Senior Creditors) to have an Amount Owing of zero.

ACTION IN THE ABSENCE OF INSTRUCTIONS
                    3.5 In the absence of instructions, the Security Trustee need not act, but the Security Trustee may act, as it considers to be in the interests of the Senior Creditors. If the Security Trustee considers it is in the best interest of the Senior Creditors to exercise, or not to exercise, a right, power or discretion before it is able to obtain instructions from the Senior Creditors it may (but is not obliged to) do so. This includes the exercise of a right, power or discretion to appoint a Receiver pending obtaining instructions.

OBLIGORS NOT TO INVESTIGATE AUTHORITY
                    3.6 No Obligor need inquire whether any instructions have been given to the Security Trustee by the Majority of Senior Creditors or as to the terms of those instructions. As between any Obligor and the Creditors, all action taken by the Security Trustee under a Bank Finance Document will be taken to be authorised.

AMENDMENTS, WAIVERS, RELEASES AND ENFORCEMENT
                    3.7 The Security Trustee shall act on the instructions of the Senior Creditors in accordance with clause 19 of the Syndicated Facilities Agreement (subject to any necessary changes, including where the Security Trustee is a person other than the Agent).

LIMITS ON DUTIES OF SECURITY TRUSTEE
                    3.8    The Security Trustee has no duty to:

                           (a) (NO OBLIGATION TO ACT UNLESS INDEMNIFIED) exercise any right it may have as a result of an Event of Default, unless it is indemnified to its reasonable satisfaction;

                           (b) (NO OBLIGATION TO PROVIDE INFORMATION) provide any Creditor (or any other person) with any credit or other information concerning the affairs, financial condition or business of any Obligor which may come into its possession as Security Trustee, except as stated in clause 3.11;

                           (c) (NO ACTION PENDING DIRECTION) exercise any right, if it has sought instructions under clause 3.4 as to whether it should exercise, or as to the manner of exercise, of the right, pending its receipt of those instructions (notwithstanding any other provision of a Bank Finance Document which imposes a duty on it to do so); or

                           (d) (DEFECTS IN TITLE) enquire whether there is, or seek perfection of, a defect in title of either an Obligor to any Secured Property or of the Security Trustee in relation to its interest in the Secured Property unless (in the context of any particular defect) it is directed to do so by a Majority of Senior Creditors.

SECURITY TRUSTEE'S DUTY IS ONLY TO SENIOR CREDITORS
                    3.9 The Security Trustee owes its duties under the Bank Finance Documents to the Senior Creditors only and not to any Junior Creditor or Obligor.

DUTY OF SECURITY TRUSTEE TO ACT HONESTLY
                    3.10 In exercising its rights and performing its duties under the Bank Finance Documents, the Security Trustee must act honestly and in what it considers to be the interests of the Senior Creditors.

NOTICE OF EVENT OF DEFAULT
                    3.11 The Security Trustee is not to be regarded as having knowledge of the occurrence of an Event of Default unless it receives notice from another Senior Creditor or an Obligor stating that an Event of Default has occurred and giving reasonable particulars.

INDEMNITY TO SECURITY TRUSTEE
                    3.12 If the Security Trustee is a person other than the Agent, the Agent (on behalf of the Senior Creditors, rateably in accordance with their respective Amounts Owing) shall indemnify the Security Trustee, on demand, against any Loss suffered or incurred by the Security Trustee as a result of, in connection with or in contemplation of:

                           (a) the stamping and registration of the Bank Finance Documents;

                           (b) the exercise, enforcement or preservation, or attempted exercise, enforcement or preservation, of any of its rights as Security Trustee;

                           (c) the performance or purported performance of its duties under the Bank Finance Documents;

                           (d) any action or omission by the Security Trustee under (or purportedly under) any Bank Finance Document; or

                           (e) anything done or not done by the Security Trustee pursuant to any direction or authorisation of a Majority of Senior Creditors.

        This includes, in each case, the fees and expenses on a full indemnity basis of legal and other professional advisors.

        This clause does not apply to the extent that:

                           (f) the Security Trustee is reimbursed on demand by an Obligor for any cost or expense incurred or payable by the Security Trustee; or

                           (g) the relevant Loss was suffered or incurred as a direct result of the Security Trustee's fraud, negligence or wilful misconduct.

        Each Representative of the Security Trustee shall be entitled to the benefit of this clause 3.12. The Security Trustee holds that benefit on their behalf.

SECURITY TRUSTEE MAY ALSO BE A CREDITOR
                    3.13 The parties acknowledge and agree that the Security Trustee may be a Junior Creditor. If the Security Trustee is or becomes a Creditor in another capacity, its obligations and rights in that capacity are or will be the same as those it would have had if it was not the Security Trustee.

NO REPRESENTATION BY SECURITY TRUSTEE
                    3.14 The Agent and each other Creditor acknowledge that the Security Trustee has made no representation or given any warranty upon which it has relied, except to the extent expressly set out in this deed.

NO INDIVIDUAL ENFORCEMENT BY CREDITORS
                    3.15 In relation to the rights which the Security Trustee holds under the Bank Finance Documents on behalf of the Senior Creditors, each Senior Creditor acknowledges that:

                           (a) the right is only exercisable by the Security Trustee; and

                           (b) the Senior Creditor is not empowered to waive or vary the right.

RELIANCE ON DOCUMENTS AND EXPERTS

                    3.16   The Security Trustee may rely on:

                           (a) any document (including any facsimile transmission, telegram or telex) believed by it to be genuine and correct; and

                           (b) advice and statements of lawyers, independent accounts and other experts selected by the Security Trustee.

NOTICE OF TRANSFER
                    3.17 The Security Trustee may treat each Creditor as the holder of the Creditor's respective rights under the Finance Documents, Eastern Loan Agreement and Intercompany Loan Agreements:

                           (a) until it has received a notice of assignment satisfactory to it; and

                           (b)     even if it has received a notice of
                                   assignment, unless and until the assignee is or has become a Creditor.

DISTRIBUTION OF INFORMATION TO AGENT AND NOTE AGENT
                    3.18 The Security Trustee shall provide a copy of each notice, report and other document given to it under the Bank Finance Documents to the Senior Creditors.

4       SUBORDINATION
--------------------------------------------------------------------------------
SUBORDINATION
                    4.1    Despite any other agreement between a Junior
                           Creditor and an Obligor but except as permitted by clauses 4.6 and 4.7, each party agrees with each other party that no part of the Junior Debt is due for payment or capable of being declared due for payment unless:

                           (a) the Senior Debt is satisfied or repaid in full; or

                           (b)     an Event occurs; or

                           (c) that Junior Debt is refinanced by Qualifying Subordinated Debt and the refinancing party has agreed to be bound under this deed as a Junior Creditor.

RIGHTS AND OBLIGATIONS FOLLOWING AN EVENT
                    4.2 If an Event occurs, then the Junior Debt is payable immediately.

                    4.3 If an Event occurs, then each Junior Creditor agrees, on request from the Security Trustee, to:

                           (a) prove for the whole of its Relevant Junior Debt; and

                           (b) immediately send to the Security Trustee a copy of its notice of proof.

                    4.4 A Junior Creditor may not prove for its Relevant Junior Debt except following a request from the Security Trustee under clause 4.3.

                    4.5 If a Junior Creditor receives or recovers any money on account of that Junior Creditor's Relevant Junior Debt or any amount is paid to any person in connection with that Junior Creditor's Relevant Junior Debt (including, without limitation, to an assignee of that Junior Creditor's Relevant Junior
                           Debt), whether by way of repayment, satisfaction or otherwise and whether from an Obligor or from any other person, including, without limitation, a liquidator, provisional liquidator or administrator of an Obligor, then that Junior Creditor agrees forthwith to pay to the Security Trustee for the account of the Senior Creditors, without the need for any demand, an amount equal to the lesser of the full amount so received, recovered or paid and the full amount of the Senior Debt at that time.

JUNIOR CREDITOR UNDERTAKINGS
                    4.6 A Junior Creditor may not, without the consent of the Security Trustee or, following the occurrence of an Event of Default, except as directed by the Security Trustee:

                           (a) directly or indirectly demand payment of, sue for, accept payment or repayment of (except payments or repayments which constitute Permitted Distributions or are permitted under clause 6.5) or in any way allow by reduction of an Obligor's assets or otherwise, the discharge, satisfaction or extinguishment of its Relevant Junior Debt; or

                           (b) novate, vary, replace or rescind or waive any of its rights under any agreement or document under which an Obligor's obligations in respect of its Relevant Junior Debt arise (other than any extension to the term of the Junior Finance Debt); or

                           (c) set off its Relevant Junior Debt against any Indebtedness of the Junior Creditor to the Obligor; or

                           (d) assign, charge or otherwise deal with its Relevant Junior Debt except in the case of the TUA Mortgage; or

                           (e) accept the benefit of any guarantee in respect of its Relevant Junior Debt other than, in the case of the Junior Financier, the Texas Guarantee; or

                           (f) suffer to exist or take a Security Interest to secure payment of its Relevant Junior Debt except in the case of the TUA Mortgage; or

                           (g) borrow or raise money from or otherwise become indebted to an Obligor except in accordance with the Intercompany Loan Agreements; or

                           (h) convert any Junior Debt into shares in an Obligor.

PERMITTED JUNIOR FINANCIER PAYMENTS
                    4.7    So long as:

                           (a)     no Senior Debt is due and payable but unpaid;
                                   and

                           (b) no Event of Default or Potential Event of Default has occurred and is subsisting under any document relating to any Senior Debt,

        and subject to the payment being permitted under clause 6.5, an Obligor may pay, satisfy or discharge, and the Junior Financier and Eastern may receive and retain, payment of scheduled payments of interest and principal on the Junior Finance Debt and the Eastern Debt not earlier than the date the same are scheduled to be due in accordance with, and in the amounts contemplated by, the terms of the Junior Finance Documents and the Eastern Loan Agreement and the Junior Financier and Eastern, (as the case may be) may make demands in respect of, or so as to establish a liability to pay, any amount so permitted to be paid.

                    4.8 Except with the prior written consent of the Security Trustee or, following the occurrence of an Event of Default, as directed by the Security Trustee, a Junior Creditor may not take any action to recover the Relevant Junior Debt including, without limitation, by:

                           (a)     voting for the winding up of an Obligor; or

                           (b)     requisitioning a meeting to consider:

                                   (i) a resolution for the winding up of an Obligor; or

                                   (ii)    a scheme of arrangement for an
                                           Obligor; or

                                   (iii)   a resolution for the appointment of
                                           an administrator to an Obligor; or

                           (c)     applying to the court to wind up an Obligor.

                    4.9 If a liquidator, provisional liquidator or administrator of an Obligor sets off against the Relevant Junior Debt any amounts in respect of which a Junior Creditor is indebted to the Obligor, then the Junior Creditor indemnifies the Senior Creditors against loss they suffer because the amount set off is not part of its Relevant Junior Debt.

OBLIGORS
                    4.10 Each Obligor may not, without the consent of the Senior Creditors:

                           (a) permit or suffer any guarantee to be given in respect of the Junior Debt other than, in the case of the Junior Finance Debt, the Texas Guarantee; or

                           (b) suffer to exist or grant a Security Interest to secure payment of the Junior Debt except the TUA Mortgage; or

                           (c) directly pay (except for payments which constitute Permitted Distributions or are permitted under clause 6.5) or in any way reduce the Obligor's assets to discharge the Junior Debt; or

                           (d)     novate, vary, replace or rescind any
                                   agreement or instrument under which the
                                   Obligor's obligations in respect of the
                                   Junior Debt arise (other than any extension to the term of the Junior Finance Debt); or

                           (e)     set off the Junior Debt against any
                                   Indebtedness of the Junior Creditor to the Obligor; or

                           (f) enter into any arrangement which results in the Junior Debt not being subordinated to the Senior Debt; or

                           (g) create, grant, extend or permit to subsist or be imposed any Security Interest ranking in priority to, equally with or subsequent to the Senior Debt or any Security Interest for the Senior Debt; or

                           (h) take any action to recover any amount owing under or any amount it is entitled to receive under an Intercompany Loan Agreement including, without limitation, by doing any of the things specified in clause 4.8.

                    4.11 Each Obligor agrees to notify the Senior Creditor immediately if it receives a demand whether direct or indirect for payment of the Junior Debt.

REVOCATION OF APPROVALS
                    4.12 Any approval given by the Security Trustee in connection with this deed immediately terminates if:

                           (a) a Junior Creditor or an Obligor defaults under this deed; or

                           (b) the Obligor is unable to pay its debts as they fall due; or

                           (c)     an Event occurs;  or

                           (d) the Security Trustee demands payment of the Senior Debt from an Obligor in accordance with the Bank Finance Documents.

PRESERVATION OF SENIOR CREDITOR'S RIGHTS
                    4.13 No obligation of a Junior Creditor arising under this deed is released or abrogated, prejudiced or affected by any act matter or thing that a Senior Creditor may do or omit to do which but for this provision would or might release abrogate prejudice or affect the obligations of the Junior Creditor including, without limitation:

                           (a)     the granting of time, credit or any
                                   indulgence or concession to an Obligor or any Surety by a Security Trustee or a Senior Creditor or by any compounding or compromise release abandonment waiver variation relinquishment renewal or transfer of any securities, documents of title, assets or any rights of a Senior Creditor against an Obligor or any Surety of any other person or by neglect or omission to enforce any such rights;

                           (b) the liquidation, receivership or official management of an Obligor, any Junior Creditor or any Surety which is an entity or the bankruptcy or death of any Surety who is a natural person, or any Junior Creditor or an Obligor or any Surety entering into any compromise or assignment of property or scheme of arrangement or composition of debts or scheme of reconstruction;

                           (c) any person giving a guarantee or other Security Interest in respect of all or any of the Senior Debt;

                           (d) failure by an Obligor or any Surety or any other person to provide any Security Interest which ought to be provided or to have been provided under any agreement in respect of all or any part of the Senior Debt;

                           (e) any alteration, addition or variation to any agreement in respect of all or any part of the Senior Debt;

                           (f) any Security Interest held or taken at any time by a Senior Creditor for all or any part of the Senior Debt being void, defective or informal;

                           (g) an Obligor or any Surety being discharged from its obligation to pay all or any of the Senior Debt otherwise than by payment or satisfaction of those moneys to a Senior Creditor; or

                           (h) a Junior Creditor being discharged from its obligations to a Senior Creditor under this deed.

                    4.14 If a Senior Creditor holds any other Security Interest for or right in respect of all or any of the Senior Debt, then:

                           (a) the Senior Creditor need not resort to that other Security Interest or right before enforcing its rights under this deed; and

                           (b) the liability of each Junior Creditor under this deed is not affected by reason that the other Security Interest or right is or may be wholly or partly void or unenforceable.

                    4.15 This deed does not prejudicially affect and is not prejudicially affected by any Security Interest or guarantee held by a Senior Creditor either at the date of this deed or at any subsequent time.

                    4.16 Nothing contained in this deed, merges, discharges, extinguishes, postpones, lessens or prejudices any Security Interest now held or which may subsequently be held or taken by a Senior Creditor for payment of any of the Senior Debt. Nor does this deed or any Security Interest:

                           (a)     affect:

                                   (i)    any right or remedy which the Senior
                                          Creditor now has or subsequently may
                                          have or be entitled to by law, equity
                                          or statute against any other person as
                                          surety or on any bill of exchange,
                                          promissory note, letter of credit or
                                          other negotiable instrument; or

                                   (ii)   security to the Senior Creditor for
                                          all or part of the Senior Debt; or

                           (b) operate as a payment of the Senior Debt until the same has been actually paid in cash.

        Nothing in any Security Interest and no other right or remedy which a Senior Creditor has or subsequently may have apart from this agreement discharges, extinguishes, postpones, lessens or otherwise prejudices this agreement. A Senior Creditor is not under any obligation to resort to any Security Interest in priority to this deed.

                    4.17 The subordination under this deed is a continuing subordination and remains in full force until payment in full of the Senior Debt.

POWER OF ATTORNEY
                    4.18 Each Junior Creditor irrevocably appoints the Security Trustee and each Authorised Officer of the Security Trustee severally its attorney.

                    4.19   Each attorney may:

                           (a) in the name of the Junior Creditor or the attorney do anything which the Junior Creditor may lawfully do to exercise a right of proof of the Junior Creditor following an Event occurring (including, without limitation, executing drawdown notices, repayment notices or any notice in relation to amounts payable under Intercompany Loan Agreements, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

                           (b) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

                           (c) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

                    4.20 The Junior Creditor agrees to ratify anything done by an attorney or its delegate in accordance with clause 4.19.

                    4.21 The Junior Creditor may not exercise the right of proof referred to in clause 4.19 independently of the attorney.

APPLICATION AS BETWEEN JUNIOR FINANCE DEBT AND EASTERN DEBT AND TEXAS INDEMNITY
                    4.22 If the Senior Debt has been paid in full, the provisions of clause 4 apply (whether or not an Event has occurred) as between the Junior Financier, Holdco, Texas and Eastern and the other Obligors as if:

                           (a) a reference to the Senior Creditors were a reference to the Junior Financier;

                           (b) a reference to the Senior Debt were a reference to the Junior Finance Debt;

                           (c) a reference to the Junior Debt were a reference to the Texas Indemnity and the Eastern Debt and the Intercompany Loan Debt;

                           (d) a reference to the Security Trustee were a reference to the Junior Financier; and

                           (e) a reference to the Junior Creditors were a reference to Texas and Eastern and Holdco and the other Obligors.

TEXAS GUARANTEE
                    4.23 Nothing in this clause 4 shall restrict the rights of the Junior Financier under the Texas Guarantee in respect of any amount which is scheduled to be due in accordance with the Junior Finance Documents and, but for this clause 4, would be due and payable to the Junior Financier.

CORPORATIONS LAW
                    4.24 This clause 4 is intended to operate as a "debt subordination" (as defined in section 563C(2) of the Corporations Law) by each Junior Creditor.

OBLIGORS
                    4.25 Each Obligor acknowledges and agrees that any amendment or variation to any Bank Finance Document does not affect, prejudice or relieve any of the Obligors of their respective obligations under the Intercompany Loan Agreements.

TEXAS
                    4.26 The parties acknowledge that the only obligations incurred by Texas in entering into this deed are as a Junior Creditor and that those obligations only arise to the extent to which Texas has any right (whether arising by indemnity, contribution, subrogation or otherwise) against a Core Borrower in connection with any payment by Texas under the Texas Guarantee.

5       REPRESENTATIONS AND WARRANTIES
-----------------------------------------------------------------------------
REPRESENTATIONS AND WARRANTIES
                    5.1 Each Obligor represents and warrants (except in relation to matters disclosed to the Security Trustee by the Obligor and accepted by the Security Trustee in writing) that:

                           (a) (INCORPORATION AND EXISTENCE) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation set out in the Details, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

                           (b) (POWER) it has power (including, without limitation, power under the Partnership Deed, in the case of each Core Borrower) to enter into the Transaction Documents to which it is a party and observe its obligations under them; and

                           (c) (AUTHORISATIONS) it has in full force and effect the Authorisations necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

                           (d) (VALIDITY OF OBLIGATIONS) its obligations under the Transaction Documents to which it is a party are valid and binding and are enforceable against it in accordance with their terms except to the extent limited by equitable principles and laws affecting creditors' rights generally; and

                           (e) (NO CONTRAVENTION OR EXCEEDING POWER) the Transaction Documents to which it is a party and the transactions under them which involve it do not contravene its:

                                   (i)    constituent documents (if any); or

                                   (ii)   any law or obligation by which it is
                                          bound or to which any of its assets
                                          are subject or cause a limitation on
                                          its powers or the powers of its
                                          directors to be exceeded which, in the
                                          case of the Licences or the Material
                                          Contracts to which it is a party, is
                                          or is likely to be a Material Adverse
                                          Effect; and

                           (f) (ACCOUNTS) its most recent audited Financial Statements last given to the Security Trustee are a true and fair statement of its financial position as at the date to which they are prepared and disclose or reflect all its actual and contingent liabilities as at that date; and

                           (g) (CONSOLIDATED ACCOUNTS) if it is required to prepare consolidated Financial Statements under the Corporations Law, the most recent audited consolidated Financial Statements of the economic entity constituted by it and the entities which it controls last given to the Security Trustee are a true and fair statement of the economic entity's financial position as at the date to which they are prepared and disclose or reflect all the economic entity's actual and contingent liabilities as at that date; and

                           (h) (NO MATERIAL CHANGE) there has been no change in its financial position since the date to which its Financial Statements last given to the Security Trustee were prepared which is likely to be a Material Adverse Effect; and

                           (i) (NO MATERIAL CHANGE TO ECONOMIC ENTITY) if it is required to prepare consolidated Financial Statements under the Corporations Law, there has been no change in the consolidated financial position of the economic entity constituted by it and the entities which it controls since the date to which the consolidated Financial Statements of the economic entity last given to the Security Trustee were prepared which is likely to be a Material Adverse Effect; and

                           (j) (EVENT OF DEFAULT) no Event of Default which has not been waived or (to the best of its knowledge, information and belief having made due enquiry) Potential Event of Default

                                   (except if notice of that Potential Event of Default has been given to the Security Trustee) continues unremedied; and

                           (k) (DEFAULT UNDER LAW - MATERIAL ADVERSE EFFECT) it is not in breach of a law or obligation affecting it or its assets in a way which is or is likely to be a Material Adverse Effect; and

                           (l) (LITIGATION) there is no proceeding or any pending or (to the best of its knowledge, information and belief having made due enquiry) threatened proceeding affecting it or any of its assets before a court, Governmental Agency, commission or arbitrator which could reasonably be expected to result in a Material Adverse Effect; and

                           (m) (NOT A TRUSTEE) it does not enter into any Transaction Document as trustee; and

                           (n) (OWNERSHIP OF PROPERTY) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it free from Security Interests other than Permitted Security Interests; and

                           (o) (BENEFIT) it benefits by entering into the Transaction Documents to which it is a party; and

                           (p) (SOLVENCY) no Insolvency Event has occurred and is continuing in respect of it; and

                           (q) (NO BENEFIT TO RELATED PARTY) it has not contravened and will not contravene section 243H or section 243ZE of the Corporations Law by entering into any Transaction Document or participating in any transaction in connection with a Transaction Document; and

                           (r) (NO IMMUNITY) it has no immunity from the jurisdiction of a court or from legal process; and

                           (s) (YEAR 2000) in the case of each member of the Operating Group, it will be Year 2000 Compliant by 30 September 1999; and

                           (t) (INFORMATION) to the best of its knowledge and belief, having made due enquiry, all historical information (including, without limitation, the Base Case Model but excluding any information provided by the Victorian Government, Westar or Kinetik) provided to each Creditor or a Related Entity of any of them, by or on behalf of:

                                   (i) an Obligor or Texas during the period up to and including the date of this deed; and

                                   (ii)    an Obligor in respect of the period
                                           after the date of this deed,
        in connection with the Transaction Documents is true and accurate in all material respects as at the date when such information was provided and to the best of its knowledge (after due enquiry of Texas, in respect of information provided during the period up to and including the date of this deed and after due enquiry of any other person providing information to the Creditor or a Related Entity of any of them on behalf of an Obligor or, during the applicable periods, of Texas) there are no material facts or circumstances which have not been disclosed to the Security Trustee and which, if disclosed, might reasonably be expected to significantly adversely affect the decision of a person considering whether to provide financial accommodation to a Borrower and all forecasts and projections have been made in good faith and in the case of information provided by the Victorian Government, Westar and Kinetik, to the best of its knowledge and belief, such information is true and accurate in all material respects; and

                           (u)     (SHAREHOLDINGS) as at the date of this deed:

                                   (i) Texas is the ultimate holding company of TUA; and

                                   (ii)    TUA legally and beneficially holds
                                           all of the issued shares in BS1; and

                                   (iii)   BS1 legally and beneficially holds
                                           all of the issued shares in BS2; and

                                   (iv)    BS2 legally and beneficially holds
                                           all of the shares in TUA (No. 10) Pty
                                           Ltd and TUA (No. 11) Pty Ltd; and

                                   (v) Texas, directly or indirectly through one or more interposed companies, holds all of the issued shares in the companies comprising the Core
                                           Borrowers; and

                                   (vi)    the Core Borrowers legally and
                                           beneficially hold all of the issued
                                           shares in Holdco,

        and in respect of each day from and including the date of Financial
        Close:

                                   (vii)   Texas indirectly through one or more
                                           interposed companies, holds all of
                                           the issued shares in TUA; and

                                   (viii) Texas, directly or indirectly through one or more interposed companies, holds all of the issued shares in the Core Borrowers; and

                                   (ix)    the Core Borrowers legally and
                                           beneficially hold all of the issued
                                           shares in Holdco; and

                                   (x) Holdco legally and beneficially holds all of the issued shares in TUA; and

                                   (xi)    TUA legally and beneficially holds
                                           all of the issued shares in BS1; and

                                   (xii)   BS1 legally and beneficially holds
                                           all of the issued shares in BS2; and

                                   (xiii)  BS2 legally and beneficially holds
                                           all of the issued shares in TUA (No.
                                           10) Pty Ltd and TUA (No. 11) Pty Ltd;
                                           and

                                   (xiv) TUA legally and beneficially owns all of the issued shares in any Related Entity which has or will enter into an Outsourcing Agreement with a Purchaser; and

                           (v) (CONTROL) Texas ultimately controls the composition of the board of directors of each Obligor and no person other than Texas and the board of directors of the relevant Obligor has management and operational control of an Obligor; and

                           (w) (SUBSIDIARIES) the Operating Group does not have any Subsidiaries, other than those notified by it to the Security Trustee; and

                           (x) (RANKING) its obligations under the Bank Finance Documents to which it is a party rank in all respects:

                                   (i)    at least equally with all its other
                                          unsecured and unsubordinated
                                          indebtedness (actual or contingent and
                                          whether present or future), except
                                          liabilities mandatorily preferred by
                                          law or as otherwise provided in the
                                          Bank Finance Documents; and

                                   (ii)   in terms of repayment or payment in
                                          winding up, in priority to the
                                          Qualifying Subordinated Debt; and

                           (y) (TAXATION) to the best of its knowledge, information and belief having made due enquiry, it has complied with all material taxation laws in all jurisdictions in which it is subject to Taxes, it has paid all material Taxes due and payable by it, other than Contested Taxes; and

                           (z) (INSURANCE) in the case of the Purchasers, all insurances considered appropriate by the Purchasers and Security Trustee and which are available on reasonable and commercial terms to its:

                                   (i)    business, assets and operations,
                                          including loss of revenue arising from
                                          loss or damage to its own assets or
                                          the assets of all suppliers or
                                          customers; and

                                   (ii)   public liability in regard to all
                                          operations in respect of general and
                                          products liability, including the
                                          failure of gas supply liability,
                                          bushfire liability; and

                                   (iii)  professional indemnity liability; and

                                   (iv)   directors and officers liability,

        have been effected and are in full force and effect, it has not made any material misstatement or misrepresentations or omitted to disclose any material facts to the insurers or their agents in relation thereto and it is not aware of any reason giving rise to any right or likelihood that any such policies may be terminated or that any insurers thereunder will refuse to pay any claim when made; and

                           (aa) (INTELLECTUAL PROPERTY) in the case of the Purchasers, it owns, or has the right and licence to use, all trade secrets, confidential information, know-how, patents, trade marks, designs (whether registered or unregistered), copyright, and computer programs necessary for the conduct of the Core Business; and

                           (bb) (ENVIRONMENTAL LAWS) in the case of the Purchasers, the occupation, use and development of each of its Properties complies with all Environmental Laws and all Authorisations required under any Environmental Law relating to those Properties are in full force and effect other than non-compliances which are neither likely to have a Material Adverse Effect nor likely to create any potential liability for the Senior Creditors; and

                           (CC) (LICENCES) the Licences are validly issued under the Gas Industry Act 1994 and the Electricity Industry Act 1993, as the case may be, and are in full force and effect and, to the best of its knowledge, no event or circumstance has arisen or is likely to arise which may give rise to any right to revoke, rescind, terminate or suspend any Licence other than an event or circumstance in respect of which:

                                   (i)    the ORG has issued a `no action'
                                          letter, which is still in effect to a
                                          Purchaser indicating that the ORG will
                                          not be taking any action; or

                                   (ii)   there has been insufficient time to
                                          obtain a `no action' letter from the
                                          ORG and in respect of which the
                                          Purchaser has demonstrated to the
                                          Agent that it has been diligently
                                          pursuing the issue by the ORG of a
                                          `no action' letter and the remedy of
                                          any actual or potential contravention
                                          of a Licence condition arising from
                                          the event or circumstance and that a
                                          `no action' letter is likely to be
                                          issued by the ORG; or

                                   (iii)  the event or circumstance could not
                                          reasonably be expected to cause the
                                          ORG to exercise any right to revoke,
                                          rescind, terminate or suspend any
                                          Licence; and

                           (dd) (OTHER MATERIAL AUTHORISATIONS) in the case of the Purchasers, no other material Authorisations are required which have not been or cannot now be obtained by it to enable it to conduct its business; and

                           (ee)    (SINGLE PURPOSE COMPANIES)  in the case of:

                                   (i)    each Borrower and Holdco it does not
                                          carry on any business other than as
                                          contemplated by its entry into and
                                          observance of obligations under the

                                          Transaction Documents to which it is a
                                          party and the transactions permitted
                                          under this deed;

                                   (ii)   BS1 and BS2, it does not carry on any
                                          business other than as contemplated by
                                          its entry into and observance of
                                          obligations under the Transaction
                                          Documents to which it is a party;

                                   (iii)  each Purchaser, it does not carry on
                                          any business other than the Core
                                          Business; and

                           (ff)    (FIRB) all necessary approvals and
                                   authorisations required under the Foreign
                                   Acquisitions and Takeovers Act 1975 (Cth) necessary for the Purchasers to acquire and own the Assets and carry on the business contemplated by the Transaction Documents to which it is a party have been obtained and are in full force and effect; and

                           (gg)    (MATERIAL REGULATORY INSTRUMENTS AND
                                   CONTRACTS) in the case of each Purchaser, it is not:

                                   (i)    without affecting clause 5.1(cc), in
                                          breach of any Material Regulatory
                                          Instrument which is or is likely to be
                                          a Material Adverse Effect; and

                                   (ii) in default under any Material Contract to which it is a party where such default is or is likely to be a Material Adverse Effect; and

                           (hh) (PARTNERSHIP) the Partnership is a limited partnership established pursuant to the Partnership Deed and within the meaning of and validly constituted and existing and registered under Part 3 of the Partnership Act 1958 of Victoria.

CONTINUATION OF REPRESENTATIONS AND WARRANTIES
                    5.2 The representations and warranties in clause 5.1 are taken also to be made on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(l) of this deed by reference to the then current circumstances. Each Obligor agrees to notify the Agent of anything that happens that would mean it could not truthfully repeat all its representations and warranties in this clause 5 on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(l) of this deed by reference to the then current circumstances. A notification under this clause 5.2 does not limit the Security Trustee's rights under clause 8.

6       UNDERTAKINGS
------------------------------------------------------------------------------
GENERAL UNDERTAKINGS
                    6.1     Each Obligor undertakes to:

                           (a) (ACCOUNTING RECORDS) keep proper accounting records and ensure that each of its Subsidiaries does the same; and

                           (b) (INFORMATION) in the case of the Core Borrowers, give the Security Trustee any document or other information that the Security Trustee reasonably requests from time to time; and

                           (c) (COPIES) in the case of the Core Borrowers, give the Security Trustee sufficient copies of any communication or document it is required to give the Security Trustee so as to enable the Security Trustee to give one copy to each Senior Creditor; and

                           (d) (STATUS CERTIFICATES) in the case of the Core Borrowers, on reasonable request from the Security Trustee if the Security Trustee considers in good faith that an Event of Default or Potential Event of Default may have occurred, give the Security Trustee a certificate signed by two of its directors which states whether an Event of Default or Potential Event of Default continues unremedied; and

                           (e) (MAINTAIN AUTHORISATIONS) obtain, renew on time and comply with the terms of, each Authorisation necessary for it to enter into the Transaction Documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

                           (f)     (ANNUAL ACCOUNTS) give its and the
                                   Partnership's audited Financial Statements for each Financial Year to the Security Trustee within 90 days after the end of that year; and

                           (g) (ANNUAL CONSOLIDATED ACCOUNTS) give the audited consolidated Financial Statements of the economic entity constituted by it and the entities which it controls (including the Partnership) for each Financial Year to the Security Trustee within 90 days after the end of that year; and

                           (h)    (HALF YEARLY ACCOUNTS) in the case of BS1 and
                                   its Subsidiaries, give its Financial
                                   Statements (audited if required under the Corporations Law) for the first half of each Financial Year to the Security Trustee within 60 days after the end of that half year; and

                           (i) (HALF YEARLY CONSOLIDATED ACCOUNTS) in the case of BS1 and its Subsidiaries, give the consolidated Financial Statements (audited if required under the Corporations Law) of the economic entity constituted by it and the entities which it controls for the first half of each Financial Year to the Security Trustee within 60 days after the end of that half year; and

                           (j) (QUARTERLY ACCOUNTS) in the case of BS1 and its Subsidiaries, give unaudited quarterly consolidated management accounts (in a form approved by the Security Trustee) certified by two directors for the Quarters ending 31 March and 30 September in each year to the Security Trustee within 60 days after the end of that Quarter; and

                           (k) (ANNUAL BUSINESS PLAN) in the case of the Purchasers, give the annual business plan for the Purchasers to the Security Trustee as soon as practicable, but in any event by no later than the commencement of each Financial Year; and

                           (l) (COMPLIANCE CERTIFICATE) in the case of the Core Borrowers, give to the Security Trustee promptly after the release of the management accounts for each Quarter, a certificate which certificate must:

                                   (i)    be signed by an Authorised Officer of
                                          the Core Borrower; and

                                   (ii)   set out in reasonable detail the
                                          computations and financial and other
                                          information necessary to establish
                                          compliance by the Core Borrowers with
                                          the financial undertakings in clause
                                          6.4 (Financial Undertakings); and

                                   (iii)  state whether any Event of Default or
                                          (to the best of its knowledge,
                                          information and belief having made due
                                          enquiry) Potential Event of Default
                                          has occurred and is subsisting; and

                                   (iv)   in the case of the certificate
                                          delivered in connection with the
                                          management accounts for the end of a
                                          Financial Year, be subsequently
                                          confirmed in writing by its auditors
                                          at the time of delivery of the annual
                                          Financial Statements as being correct
                                          so far as it relates to compliance by
                                          the Core Borrowers with the financial
                                          undertakings in clause 6.4 (Financial
                                          Undertakings); and

                                   (v)    state the amount standing to the
                                          credit of the Capex Reserve, the
                                          Remediation Reserve and the Reserve
                                          Account; and

                                   (vi) state the amount and term of the Hedge Agreements entered into by the Core Borrowers and that the Core Borrowers are in compliance with their obligations under clause 6.2(a); and

                           (m) (FINANCIAL STATEMENTS) ensure that the Financial Statements referred to above:

                                   (i)    are prepared in accordance with
                                          Australian Accounting Standards; and

                                   (ii)   at the time of delivery, give a true
                                          and fair view of the state of affairs
                                          of the Obligor or the Obligor and its
                                          Subsidiaries, as the case may be, as
                                          at the date on which, and for the
                                          period in respect of which, they are
                                          prepared or an explanation of any
                                          divergence between the Financial
                                          Statements as presented and such a
                                          true and fair view; and

                           (n) (INCORRECT REPRESENTATION OR WARRANTY) immediately upon becoming aware notify the Security Trustee if any representation or warranty made by it or on its behalf in connection with a Bank Finance Document is found to be materially incorrect or misleading; and

                           (o) (ENSURE NO EVENT OF DEFAULT) do everything within its powers necessary to ensure that no Event of Default occurs; and

                           (p) (NOTIFY DETAILS OF EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT) if an Event of Default or Potential Event of Default occurs, upon becoming aware, notify the Security Trustee giving full details of the event and any step taken or proposed to remedy it; and

                           (q) (LITIGATION) promptly notify the Security Trustee in writing and in reasonable detail, and keep the Security Trustee informed, of any litigation or administrative or arbitration or other proceedings before or of any Governmental Agency, court, commission or arbitrator taking place, commenced, pending or, to the best of its knowledge, threatened against it or any of its assets:

                                   (i)    in the case of the Purchasers, under
                                          section 36 of the Office of the
                                          Regulator-General Act 1994; or

                                   (ii)   in the case of the Purchasers, under
                                          the Gas Industry Act 1994 or the Gas
                                          Pipelines Access Law in relation to a
                                          "civil penalty provision", "conduct
                                          provision" or "regulatory provision"
                                          (as defined in that Act or Law); or

                                   (iii) which, could reasonably be expected to result in it incurring a liability in excess of $10,000,000 or which is or is likely to be a Material Adverse Effect; and

                           (r) (CONSTITUTION) promptly notify the Security Trustee of any proposal to change to its constitution; and

                           (s) (ENVIRONMENTAL MATTERS) in the case of the Purchasers, promptly notify the Security Trustee of any breach or potential breach of any Environmental Law or of any complaint or the issuing of any proceedings or notice or requirements against or upon it in respect of, or which is or is likely to result in, any potential environmental liability or contravention of any Environmental Law which is a Material Adverse Effect; and

                           (t) (REGULATORY) in the case of the Purchasers, provide notice to the Security Trustee as soon as it becomes aware of any of the following:

                                   (i)    any material breach of the Gas
                                          Industry Act 1994, the Electricity
                                          Industry Act 1993, the Gas Pipelines
                                          Access Law, the Pipelines Act 1967 or
                                          the Gas Safety Act 1997;

                                   (ii)   any breach of a material term of any
                                          Licence;

                                   (iii)  any actual or proposed amendment,
                                          variation or cancellation of any of
                                          the Licences;

                                   (iv)   any material breach of a Material
                                          Regulatory Instrument or a Material
                                          Contract;

                                   (v)    any actual or proposed material
                                          amendment or variation of any of the
                                          Material Regulatory Instruments or any
                                          Material Contract;

                                   (vi)   any actual or proposed issue to a
                                          third party of a distribution licence
                                          in respect of the Distribution Area;

                                   (vii)  in relation to a class of customers,
                                          any actual or proposed issue to a
                                          third party of a retail licence in
                                          respect of a class of customers in the
                                          Franchise Area prior to those
                                          customers being considered
                                          contestable;

                                   (viii) any order or provisional order under
                                          section 35 of the Office of
                                          Regulator-General Act 1994 made,
                                          served or threatened to be made or
                                          served on a Purchaser or its business
                                          by the ORG;

                                   (ix)   any actual or proposed inquiry under
                                          Part 4 of the Office of the
                                          Regulator-General Act 1994 concerning
                                          a Purchaser which is likely to be a
                                          Material Adverse Effect;

                                   (x)    any actual or proposed price
                                          determination under Part 3 of the
                                          Office of the Regulator-General Act
                                          1994 concerning the Purchaser's prices
                                          or charges for distribution services,
                                          retail services or other services and
                                          cost pass throughs which determination
                                          (if made) is likely to be a Material
                                          Adverse Effect;

                                   (xi)   the ORG is considering or threatening
                                          to appoint an administrator to all or
                                          any part of the business of a
                                          Purchaser under the Gas Industry Act
                                          1994 or the Electricity Industry Act
                                          1993;

                                   (xii)  the possible or threatened suspension
                                          of a Purchaser under the MSO Rules or
                                          the National Electricity Code; and

                           (u) (NOTICES) in the case of the Purchasers, promptly provide to the Security Trustee a copy of any notice given to it under clause 3.4 of a Licence; and

                           (v) (PERMITTED DISPOSALS) in the case of the Purchasers, promptly notify the Security Trustee of any Permitted Disposals (excluding any Permitted Distributions) of any single asset having a value which exceeds $1,000,000 or assets in any Financial Year having an aggregate value which exceeds $5,000,000 and provide the Security Trustee with such information about such Permitted Disposals as the Security Trustee reasonably requests; and

                           (w)     (CORE BUSINESS) in the case of the
                                   Purchasers, engage only in, and continue to engage only in, the Core Business; and

                           (x) (LICENCES) in the case of the Purchasers, they will:

                                   (i)    comply in all material respects with
                                          the legislation referred to in clause
                                          6.1(t)(i) and the Material Regulatory
                                          Instruments where failure to comply is
                                          or is likely to be a Material Adverse
                                          Effect;

                                   (ii)   comply with the terms and conditions
                                          of the Licences except in respect of
                                          an event or circumstance in respect of
                                          which:

                                          (A)     the ORG has issued a "no
                                                  action" letter, which is still
                                                  in effect, to a Purchaser
                                                  indicating that the ORG will
                                                  not be taking any action in
                                                  respect of that event or
                                                  circumstance; or

                                          (B)     there has been  insufficient
                                                  time to obtain a "no action"
                                                  letter from the ORG and the
                                                  Purchaser has  demonstrated
                                                  to the Security Trustee that
                                                  it has been diligently
                                                  pursuing the issue by the ORG
                                                  of a "no action" letter and
                                                  the remedy of any actual or
                                                  potential contravention of a
                                                  Licence condition arising from
                                                  the event or circumstance and
                                                  that a "no action" letter is
                                                  likely to be issued by the
                                                  ORG; and

                                   (iii) take all necessary steps to remedy any breach of any Material Regulatory Instrument, Material Contract or Licence to which it is a party or any breach of the legislation referred to in clause 6.1(t)(i) without delay; and

                           (y)     (GAS INFRASTRUCTURE) in the case of TUA
                                   (No. 10) Pty Ltd, protect, keep, maintain and preserve the Gas Infrastructure in good working order and condition and renew or replace when worn out, obsolete or destroyed all present or future components of the Gas Infrastructure which are necessary for the conduct of the Core Business; and

                           (z) (GOOD STANDING) maintain its good standing, ensure that it remains entitled to carry on business and own property in each jurisdiction in which such entitlement is necessary; and

                           (aa)    (LAWS) comply at all times with the
                                   requirements of all applicable laws and the lawful orders or decrees of any Governmental Agency where failure to comply is likely to be a Material Adverse Effect; and

                           (bb)    (AUTHORISATIONS) in the case of the
                                   Purchasers, promptly obtain, maintain and renew on time each Authorisation to be obtained by it which is necessary for carrying on its Core Business; and

                           (cc) (TAXES) pay when due all Taxes payable by it, other than Contested Taxes; and

                           (dd) (BUSINESS) in the case of the Purchasers, ensure that its business is conducted in a proper and efficient manner in accordance with prudent business practices and in accordance with legislation referred to in clause 6.1(t)(i), the Licences, the Material Regulatory Instruments, the Material Contracts and Good Gas Industry Practice; and

                           (ee) (COPIES) in the case of the Purchasers, promptly deliver to the Security Trustee a copy of each report, statement or notice given to its shareholders in their capacity as such where such report, statement or notice is required by law or regulation to be given to such shareholders; and

                           (ff) (INTELLECTUAL PROPERTY) in the case of the Purchasers, maintain, preserve and protect all copyrights, patents, trade marks (whether registered or common law marks), trade names, trade secrets, confidential information, know-how and other intellectual property material to its business in accordance with prudent business so that the business carried on in connection with them may be properly and advantageously conducted at all times; and

                           (gg)    (INSURANCE) in the case of the Purchasers:

                                   (i)    keep all of its property and assets
                                          insured to the extent it is insurable
                                          on reasonable and commercial terms
                                          with insurers and on terms approved by
                                          the Security Trustee (which approval
                                          may not be unreasonably withheld) in
                                          respect of:

                                          (A)     its property and assets to the
                                                  extent of its full insurable
                                                  value on a replacement and
                                                  reinstatement basis and
                                                  revenue in respect of revenue
                                                  less variable expenses;

                                          (B)     such insurance to be against
                                                  fire, explosion and other
                                                  risks which are usual to a
                                                  prudent owner of property of a
                                                  similar type to that being
                                                  insured would insure and any
                                                  other risks reasonably
                                                  specified by the Security
                                                  Trustee with a policy sum
                                                  insured not less than equal to
                                                  the aggregate of the value of
                                                  assets and insurable revenue;
                                                  and

                                   (ii)   general and products liability
                                          including failure to supply and in a
                                          form usual to the risks insured by a
                                          prudent operator and in a manner
                                          reasonably specified by the Security

                                          Trustee for an indemnity limit of not
                                          less than A$500,000,000 for any one
                                          occurrence; and

                                   (iii)  professional indemnity in the form
                                          usual to the risks insured by prudent
                                          operators and in a manner reasonably
                                          specified by the Security Trustee for
                                          an indemnity limit of not less than
                                          A$50,000,000; and

                                   (iv)   directors and officers liability in
                                          the form usual to the risks insured by
                                          prudent operators in a manner
                                          reasonably specified by the Security
                                          Trustee for an indemnity limit of not
                                          less than A$100,000,000; and

                                   (v) the insurance policies can be arranged in such a way to incorporate reasonable deductibles or self insurance retentions and as may be agreed between the Purchasers and the Security Trustee certain assets such as pipelines may be self insured for material damage but not for business interruption; and

                                   (vi) maintain with insurers approved by the Security Trustee (which approval may not be unreasonably withheld), workers compensation, public liability and other insurances which a prudent person engaged in a similar business or undertaking to that of the Obligor would effect or which are reasonably specified by the Agent; and

                                   (vii)  the insurances referred to in
                                          paragraphs (A) and (B) above are to be
                                          arranged to include the interests of
                                          the Security Trustee and have
                                          specified the terms of claims
                                          management and payment procedures
                                          agreed by the Security Trustee with
                                          the Purchasers; and

                                   (viii) if requested by the Security Trustee,
                                          deposit with the Security Trustee all
                                          insurance policies and certificates of
                                          insurance in connection with or
                                          comprising any of the properties or
                                          assets or liabilities of the
                                          Purchasers; and

                                   (ix) pay each insurance premium in a manner prescribed by the insurers to ensure the continuity of cover and, on request from the Security Trustee, produce receipts for the payment; and

                                   (x)    not do or permit anything to be done
                                          or fail to do anything which
                                          prejudices any insurance; and

                                   (xi)   immediately rectify anything which
                                          might prejudice any insurance and
                                          immediately reinstate the insurance if
                                          it lapses; and

                                   (xii)  not, without the consent of the
                                          Security Trustee, materially vary,
                                          cancel or allow to lapse insurance in
                                          connection with any of its property,
                                          assets and liability; and

                                   (xiii) notify the Security Trustee
                                          immediately when an event occurs which
                                          gives rise or might give rise to a
                                          claim exceeding $5,000,000 under or
                                          which could materially prejudice a
                                          policy of insurance required by this
                                          clause or if any policy of insurance
                                          required by this clause is cancelled;
                                          and

                                   (xiv)  the Purchasers undertake to take
                                          whatever steps are reasonably
                                          permissible to ensure that all
                                          insurances maintained by Westar,
                                          Westar Assets and Kinetik are managed
                                          promptly from the date of execution
                                          of the Sale Agreement so that any
                                          such insurances still required by the
                                          Purchasers are maintained in force and
                                          amended suitably and as required by
                                          the provisions of this deed and to
                                          ensure that losses and claims which
                                          may be recoverable under the
                                          relevant insurance policies are not
                                          prejudiced; and

                           (hh) (CREDIT RATING) in the case of the Core Borrowers, seek to obtain a credit rating in relation to the Senior Debt from either Standard & Poor's (Australia) Pty Ltd or Moody's Investor Services, Inc within one year from the date of Financial Close and advise the Security Trustee regularly on the rating process and upon receipt of such rating; and

                           (ii) (YEAR 2000) in the case of the Purchasers, provide to the Security Trustee by no later than 31 March 1999:

                                   (i)    responses to year 2000 worksheets or
                                          questionnaires relating to the
                                          Purchasers and the Core Assets
                                          provided those worksheets and
                                          questionnaires are submitted to the
                                          Purchasers by no later than 1 March
                                          1999; and

                                   (ii)   a compliance program that is designed
                                          to identify and assess relevant Core
                                          Assets (including any electronic
                                          equipment, computer hardware,
                                          applications, software or embedded
                                          systems) for actual or potential
                                          exposure to date issues at century
                                          changeover and including the leap year
                                          in 2000. The program shall include
                                          procedures to:

                                          (A)     develop strategies to address
                                                  year 2000 issues and to
                                                  mitigate risks;

                                          (B)     develop a comprehensive year
                                                  2000 methodology;

                                          (C)     develop a year 2000 test
                                                  strategy within the overall
                                                  methodology to include testing
                                                  of key dates and date ranges,
        and the Purchasers shall ensure that the compliance program is fully implemented and completed so that they will be Year 2000 Compliant by no later than 30 September 1999; and

                           (jj)    (SYNDICATION) each Obligor must:

                                   (i)    instruct its management, employees
                                          and advisers:

                                          (A)     to comply with all reasonable
                                                  requests for information from
                                                  potential syndicate members;

                                          (B)     to provide all reasonable
                                                  assistance to the Financiers
                                                  in connection with
                                                  syndication; and

                                   (ii)   cooperate with the consultants
                                          appointed by the Agent to update any
                                          reports provided prior to the date of
                                          this deed and otherwise assist in the
                                          preparation of information to be used
                                          in the syndication of the Syndicated
                                          Facilities Agreement.

                                   (iii) use its best endeavours to procure the agreement of the State of Victoria to the release of information contained in information memoranda prepared by it to potential Financiers (subject to such potential Financiers entering into the necessary confidentiality undertaking); and

                           (kk) (GROUP RELATIONS) except as permitted under clause 4, in relation to any Indebtedness from one Obligor to another Obligor, no Obligor will take any action, make any demand for payment or bring any proceedings in respect of any money owing or due for payment in relation thereto or any failure to comply with any obligations thereunder without the prior written consent of the Security Trustee; and

                           (ll) (MATERIAL CONTRACTS) ensure that each Material Contract to which it is a party remains in full force and effect and use reasonable endeavours so that any Outsourcing Agreement which expires is renewed or replaced upon terms which are equivalent or better to the Purchasers' interests; and

                           (mm) (OUTSOURCING AGREEMENTS) ensure that the Outsourcing Agreements are entered into by the Purchasers by no later than three months after Financial Close (or, if the Purchasers demonstrate to the reasonable satisfaction of the Security Trustee at the end of that three month period that they are using their best endeavours to agree and execute the Outsourcing Agreements, by no later than six months after Financial Close) and that the Outsourcing Agreements cannot be terminated, revoked, cancelled or suspended by any party to the Outsourcing Agreement unless:

                                   (i)    the prior written consent of the
                                          Security Trustee (which consent shall
                                          not be unreasonably withheld) is
                                          first obtained; or

                                   (ii)   that Outsourcing Agreement is to be
                                          immediately replaced with an agreement
                                          (whether or not with a Related
                                          Entity), the terms of which are not
                                          substantially or materially more
                                          adverse to the Purchasers; and

                           (nn) (QUALITY SYSTEM): in the case of each Purchaser, use reasonable endeavours to obtain accreditation under
                                   AS/NZ-ISO-9002-1994 for its quality systems within one year of the date of Financial Close; and

                           (oo) (RESERVE ACCOUNT): in the case of the Purchasers, on or before the date of Financial Close establish the Reserve Account and ensure that the amount standing to the credit of the Reserve Account as from the date of Financial Close is not less than the amount set out in the Base Case Model (unless replaced by an unconditional and irrevocable standby letter of credit satisfactory to the Security Trustee) and that such amount is not funded by Senior Debt; and

                           (pp)    (CAPITAL EXPENDITURE):  in the case of the
                                   Purchasers:

                                   (i) deliver to the Security Trustee within six months of Financial Close a detailed plan reviewing the projected Capital Expenditure requirements of the Purchasers for the following five years (the "PLAN"), which Plan must be agreed with the Security Trustee after consideration by an independent consultant appointed by the Security Trustee; and

                                   (ii)   undertake a capital expenditure
                                          programme in accordance with the Plan.

BORROWER'S UNDERTAKINGS - HEDGE
                    6.2    The Core Borrowers undertake as follows:

                           (a) (PERFORM HEDGES): it will perform and observe all of the obligations on its part contained in the Hedge Agreements with the Hedge Counterparties to ensure that:

                                   (i)    80% of the Total Facility Limit as at
                                          the date of Financial Close is hedged
                                          for the period from Financial Close
                                          for a period of 3 years;

                                   (ii)   50% of the Total Facility Limit as at
                                          the date of Financial Close is hedged
                                          for the period from 3 years after
                                          Financial Close for a period of 4
                                          years; and,

                           (b) (MAXIMUM HEDGING): the Core Borrowers may enter into hedging arrangements with the Hedge Counterparties to hedge any part of the Total Facility Limit not otherwise hedged in accordance with this clause 6.2 but must not, at any time prior to the Maturity Date for the Tranche B Facility and Tranche C Facility (as those terms are defined in the Syndicated Facilities

                                   Agreement), enter into interest rate hedging arrangements to hedge in excess of 100% of the Total Facility Limit; and

                           (c) (INFORMATION TO AGENT): immediately on entering a Hedge Agreement and at such other times as the Agent may reasonably request, deliver to the Agent such information as it may reasonably request to demonstrate compliance with this clause 6.2.

NEGATIVE UNDERTAKINGS
                    6.3    Each Obligor undertakes that  it will not:

                           (a) (ENCUMBRANCES): create or allow to exist or subsist any Security Interest on the whole or any part of its present or future property, except for Permitted Security Interests; and

                           (b) (DEBT RESTRICTION): without the prior written consent of the Security Trustee (acting on the instructions of the Majority of Senior Creditors):

                                   (i)    incur any Indebtedness other than
                                          Permitted Indebtedness; or

                                   (ii)   amend or consent to any amendment to
                                          the terms of any Qualifying
                                          Subordinated Debt; or

                                   (iii)  incur any Subordinated Indebtedness
                                          other than Qualifying Subordinated
                                          Debt; and

                           (c) (DISPOSALS OF ASSETS): sell, transfer, lease or otherwise dispose of any asset (whether in a single transaction or in a series of transactions and whether voluntarily or involuntarily or whether by disposal of an asset which is subsequently leased-back):

                                   (i)    which is an interest in a Licence,
                                          Material Regulatory Instrument or
                                          Material Contract to which it is a
                                          party or any shares in any other
                                          Obligor; or

                                   (ii)   except in the case of TUA, any other
                                          asset unless it is a Permitted
                                          Disposal or Permitted Distribution,

        provided that the Senior Creditors shall reasonably consider (but without any obligation to approve) any leasing proposal if the Security Trustee has received:

                                   (iii)  a copy of the documents relevant to
                                          the transaction;

                                   (iv)   a satisfactory opinion from an
                                          Australian law firm or accounting firm
                                          as to the tax implications of the
                                          transaction;

                                   (v)    in circumstances where the Security
                                          Trustee's legal counsel are of the
                                          view that there are Australian
                                          taxation issues and recommended that a
                                          ruling be obtained from the Australian

                                          Taxation Office, a favourable ruling
                                          from the Australian Taxation Office;
                                          and

                                   (vi) evidence that there will be no adverse impact on the cashflow of the Obligors or the rights of the Senior Creditors under the Transaction Documents; and

                           (d) (SECURITISATION): assign, sub-participate an interest in, otherwise dispose of, or create or allow to exist any Security Interest over, receivables arising from network charges, or any other receivables or other monetary assets other than under a Permitted Disposal and a Permitted Security Interest; and

                           (e)     (ENVIRONMENTAL LAW): in the case of
                                   Purchasers, by any act or omission or series of acts or omissions breach any Environmental Law if the breach has or is likely to be a Material Adverse Effect; and

                           (f) (SPECULATIVE TRANSACTIONS): engage in or enter into any Derivative Transaction or any similar transaction, including in respect of energy trading, other than under the Hedge Agreements or an interest rate swap agreement relating to Permitted Indebtedness incurred by the Core Borrowers, Holdco or TUA, unless that transaction would be a transaction which would ordinarily be carried out by a prudent, responsible company carrying on a major utilities business and be in accordance with Good Gas Industry Practice; and

                           (g) (LICENCES): in the case of the Purchasers, vary or allow to be varied a Licence without the prior written consent of the Security Trustee; and

                           (h) (VARIATION OF AGREEMENTS): without the prior written consent of the Security Trustee (acting on the instructions of the Majority of Senior Creditors):

                                   (i)    vary or allow to be varied in any
                                          material respect any Material Contract
                                          to which it is party; or

                                   (ii) cancel, revoke, surrender or repudiate any Material Contract to which it is a party (other than any Outsourcing Agreement); or

                                   (iii)  terminate, permit the termination of
                                          or do anything or refrain from doing
                                          anything which would entitle any other
                                          person to terminate any Material
                                          Contract to which it is a party (other
                                          than any Outsourcing Agreement) unless
                                          it is replaced immediately in
                                          substantially the same terms; and

                           (i) (PARTNERSHIPS AND JOINT VENTURES): except in the case of TUA, enter into any partnerships or joint venture agreements or agreements of similar effect without the prior written consent of the Security Trustee unless, in the case of a Purchaser, entered into in the ordinary course of the Core Business; and

                           (j) (SUBSIDIARIES): except in relation to any Subsidiary of TUA, create or acquire any Subsidiary without the prior written consent of the Security Trustee, which consent will not be withheld if:

                                   (i)    in the case of a Subsidiary of BS1,
                                          the Subsidiary executes and delivers
                                          an accession deed agreeing to be bound
                                          as an Obligor under this deed; and

                                   (ii)   the Security Trustee is provided with
                                          any other documents, instruments and
                                          assurances as the Security Trustee
                                          reasonably requires in order to ensure
                                          that the Subsidiary is bound as an
                                          Obligor under this deed and that
                                          accession deed is enforceable against
                                          that Subsidiary; and

                                   (iii)  the Subsidiary carries on the Core
                                          Business; and

                           (k) (LOANS) except in the case of TUA, be the creditor in respect of any Indebtedness except for:

                                   (i)    deposits made with a Financier in the
                                          ordinary course of business;

                                   (ii)   in the case of a Purchaser,
                                          Indebtedness extended to customers on
                                          arm's-length terms in the ordinary
                                          course of business;

                                   (iii)  loans which are permitted to be made
                                          in accordance with clause 6.5;

                                   (iv)   Permitted Indebtedness or as
                                          contemplated under any of the
                                          Transaction Documents; or

                                   (v)    as approved in writing by the
                                          Security Trustee; and

                           (l) (ARM'S-LENGTH TERMS): enter into any transaction with any person otherwise than on arm's-length terms and for full market value; and

                           (m)     (CLEAR MARKET):  without limiting
                                   clause 6.3(b) (Debt restriction), raise and procure that its Related Entities do not raise any Indebtedness (other than Permitted Indebtedness) during the period of six months from Financial Close or if earlier upon completion of primary syndication of the Facilities, in the bank syndication market in Australia, New Zealand, Singapore and Hong Kong; and

                           (n) (PARTNERSHIP): in the case of each Core Borrower, resign from, terminate or dissolve the Partnership or attempt to do so without the prior written consent of the Security Trustee; and

                           (o)     (RESERVE ACCOUNT):  unless it can be
                                   demonstrated to the reasonable satisfaction of the Security Trustee that the full amount standing in the Reserve Account is not needed for Restructuring Costs (in which case any excess may be withdrawn by the Purchaser for any purpose it considers appropriate), pay or apply any amount in the Reserve Account except upon Restructuring Costs; and

                           (p) (BENEFIT OF TAX LOSSES): permit the taxation benefit of any operating losses incurred in, or carried forward by, BS1 or any of its Subsidiaries to be used by any other Obligor, Related Entity or any other person.


FINANCIAL UNDERTAKINGS
                    6.4    Each Core Borrower undertakes to ensure that:

                           (a) the ratio of Consolidated Senior Debt (but excluding the Hedge Exposures of the Hedge Counterparties) to Consolidated Net Worth is no greater than 70:30 at all times; and

                           (b) the Consolidated Interest Cover Ratio as at each Calculation Date:

                                   (i)    will be not less than 1.10:1 during
                                          the period from Financial Close to and
                                          including 31 December 1999;

                                   (ii)   will be not less than 1.20:1 from
                                          1 January 2000.

DISTRIBUTIONS
                    6.5 Each member of the Operating Group undertakes not to declare, pay, make or distribute any Distribution (other than a Permitted Distribution) unless each of the following conditions has been satisfied:

                           (a) no Event of Default or Potential Event of Default subsists; and

                           (b) for the period from Financial Close to and including 31 December 1999, the Consolidated Interest Cover Ratio as at 31 December 1999 is 1.30:1 or higher; and

                           (c) for the period from 1 January 2000 to and including 31 December 2000, the Consolidated Interest Cover Ratio as at 30 June 2000 and at 31 December 2000 is 1.40:1 or higher; and

                           (d) for the period from 1 January 2001, the Consolidated Interest Cover Ratio as at the most recent Calculation Date occurring on 30 June or 31 December in each year is 1.50:1 or higher; and

                           (e)     the Distribution is only made from:

                                   (i)    the Net Cash Flow for the Half Year
                                          ending on, or immediately prior to,
                                          the date on which the Obligor proposes
                                          to declare, pay, make or distribute
                                          the Distribution; or

                                   (ii)   the Net Cash Flow for any previous
                                          Half Year which was not previously
                                          paid as a Distribution; and

                           (f) subject to paragraph (e), the Distribution in respect of a Half Year takes place prior to the end of the subsequent Half Year; and

                           (g) the balance of the Reserve Account is not less than the amount projected in the Purchaser's annual business plan to be applied in Restructuring Costs and which has not been so applied; and

                           (h) the first Distribution cannot take place until the ratio in paragraph (b) is satisfied as at 31 December 1999.


7       SECURITY ACCOUNT
------------------------------------------------------------------------------
ESTABLISHMENT
                    7.1 Prior to Financial Close, the Security Trustee shall open a Security Account in the name of and for the benefit of the Senior Creditors in accordance with this deed.

                    7.2 The Security Trustee shall hold moneys received to the credit of the Security Account on the terms of this deed and shall disburse such moneys to the Senior Creditors in accordance with the Syndicated Facilities Agreement and this deed.

DIRECTIONS
                    7.3 BS2 irrevocably, absolutely and unconditionally directs TUA (No. 11) Pty Ltd and TUA (No. 10) Pty Ltd to pay all moneys payable under each BS2 - Westar/Kinetik Loan Agreement to or as directed by BS1 in this deed.

                    7.4 BS1 irrevocably, absolutely and unconditionally directs:

                           (a) BS2 to pay all moneys payable on any date under each BS1-BS2 Loan Agreement; and

                           (b) TUA (No. 11) Pty Ltd and TUA (No. 10) Pty Ltd to pay all moneys payable on any date under each BS2 - Westar/Kinetik Loan Agreement,

        (each being a "PAYMENT DATE") to the extent of moneys due for payment on the Payment Date to the Senior Creditors under or in connection with the Bank Finance Documents, to the Security Trustee for the credit of the Security Account. For the purposes of ascertaining such amount clause 11 as it applies to the obligations of the Core Borrowers under the Bank Finance Documents does not apply.

ACKNOWLEDGMENT OF SATISFACTION OF OBLIGATIONS
                    7.5 Each Obligor, Junior Creditor and Senior Creditor acknowledges and agrees that payment by BS1, BS2 or a Purchaser to the Security Trustee for the credit of the Security Account in accordance with the directions in clauses 7.3 and 7.4 (and distribution of the moneys credited to that account in accordance with this deed) satisfies (to the extent that such moneys are actually received by the Security Trustee and the Senior Creditors, free from claims of third parties in relation thereto at a time when the person paying the amount is not insolvent (as defined in section 95A of the Corporations Law or other applicable law)) in the following order:

                           (a) the obligations of TUA (No. 10) Pty Ltd and TUA (No. 11) Pty Ltd to pay BS2 the corresponding amount under the BS2 - Westar/Kinetik Loan Agreement;

                           (b) the obligations of BS2 to pay BS1 the corresponding amount under the BS1-BS2 Loan Agreement;

                           (c) the obligations of BS1 to pay TUA the corresponding amount under the TUA-BS1 Loan Agreement;

                           (d) the obligations or rights of TUA to pay Holdco the corresponding amount under the Holdco - TUA Loan Agreement;

                           (e)     the obligations of Holdco to provide
                                   financial accommodation of the corresponding amount to the Core Borrowers under the ALP Loan Agreement;

                           (f) the obligations of the Core Borrowers to pay the Senior Creditors the corresponding amount under or in connection with the Syndicated Facilities Agreement; and

                           (g) the obligations of each Guarantor to pay the Security Trustee the corresponding amount under or in connection with the Guarantee.

                    7.6 The parties acknowledge and agree that the directions in clauses 7.3 and 7.4 take effect, and the obligations described in clause 7.5 are satisfied notwithstanding:

                           (a) any limitation on the liability of any Obligor in connection with any of the Intercompany Loan Agreements or Finance Documents including, without limitation, under clause 11 of this deed;

                           (b) the inability of any Obligor to borrow under, or require or demand a payment or repayment under, any Intercompany Loan Agreement;

                           (c) the invalidity, discharge or unenforceability of any of the Intercompany Loan Agreements;

                           (d) any Insolvency Event affecting any Obligor or any other person; or

                           (e) to the maximum extent permitted by applicable law, any other matter which, at law, in equity or otherwise might otherwise affect the validity or enforceability of the directions.

                    7.7 The parties further acknowledge and agree that if, notwithstanding clause 7.6, any matter referred to therein would affect the validity or enforceability of the directions in this clause 7, then each Guarantor shall be taken, without the need for any further act on its part to have elected to make a payment under its Guarantee in respect of the moneys due for payment on that date under or in connection with the Bank Finance Documents(disregarding the application of clause 11 to the obligations of the Core Borrowers under the Bank Finance Documents) and to have given irrevocable, absolute and unconditional directions to TUA, BS2 and the Purchasers to make payment to the Security Trustee on such account.

                    7.8     Nothing in this clause 7 constitutes a Security
                           Interest.

                    7.9    Nothing in this clause 7 or the inability of any
                            Obligor to borrow under, or require or demand a payment or repayment under, any Intercompany Loan Agreement affects the liabilities of the Guarantors or the rights of the Security Trustee and the Senior Creditors under the Guarantee and the other Bank Finance Documents to which a Guarantor is a party.


8       DEFAULT
-------------------------------------------------------------------------------
EVENTS OF DEFAULT
                    8.1 Each of the following is an Event of Default whether or not it is within the Obligor's power to prevent it):

                           (a) (PAYMENT): an Obligor does not pay, in the manner provided in a Bank Finance Document, any money payable (excluding Interest) when due or, in the case of Interest, any Interest due under a Bank Finance Document within two Business Days of notice of the non-payment being given by the Security Trustee to the Obligor (or, where non-payment on its due date has arisen solely by reason of a technical, computer or similar error outside the control of the Obligor, within two Business Days of notice of such non-payment being given by the Security Trustee to the Obligor); or

                           (b) (BREACH OF FINANCIAL UNDERTAKINGS): a Core Borrower fails at any time to comply with an undertaking in clause 6.4(a) (Financial undertakings) or, in respect of the undertaking in clause 6.4(b) (Financial undertakings) :

                                   (i)    the Core Borrowers fail to deliver to
                                          the Security Trustee a certificate of
                                          compliance on the due date as required
                                          by clause 6.1(l) (Compliance
                                          certificate); or

                                   (ii)   it is apparent from a certificate of
                                          compliance or from the Financial
                                          Statements delivered to the Security
                                          Trustee in accordance with clause 6.1

                                          (General undertakings) that the Core
                                          Borrowers are in breach of the
                                          undertaking in clause 6.4(b)
                                          (Financial undertakings); or

                                   (iii)  a Core Borrower gives notice to the
                                          Security Trustee of a breach of its
                                          undertaking in clause 6.4(b)
                                          (Financial undertakings); or

                                   (iv)   the Security Trustee gives notice in
                                          writing to the Core Borrowers that
                                          they are in breach of the undertaking
                                          in clause 6.4(b) (Financial
                                          undertakings) and the Core Borrowers
                                          are in fact in breach of that
                                          undertaking; or

                           (c) (REGULATORY EVENTS): a Purchaser fails to comply with its undertakings in clause 6.1(x) (Licences) or 6.3(h) (Variation of Agreements) or fails to give notice in accordance with clause 6.1(t) (Regulatory) in respect of a matter referred to in clause 6.1(t) which matter is likely to lead to or be a Material Adverse Effect or is likely to lead to the revocation or cancellation of a Licence or the termination of a Material Contract to which it is a party; or

                           (d) (OTHER DEFAULTS): an Obligor commits any breach of, or defaults in the due performance or observance of, any of its obligations or undertakings under the Bank Finance Documents (other than a breach or default described in paragraph (a), (b) or (c) above) and the breach or default, if capable of remedy, continues unremedied for 30 days after the Obligor receives a notice from the Security Trustee of the breach or default or, where a specific period of grace is allowed in the Bank Finance Documents for that breach or default, the breach or default remains unremedied at the end of that grace period; or

                           (e) (CROSS DEFAULT): any Indebtedness of an Obligor (other than the Junior Finance Debt or Eastern Debt) exceeding in aggregate $10,000,000 (or its equivalent in another currency):

                                   (i)    is not satisfied on time or at the
                                          end of any applicable period of
                                          grace; or

                                   (ii)   becomes prematurely payable and is
                                          not discharged when due; or

                                   (iii)  is not discharged at maturity or when
                                          duly called; or

                           (f) (EXECUTION AGAINST PROPERTY): execution of a court order or other legal right is levied and not stayed, withdrawn or satisfied within 10 Business Days of being made or a judgment is enforced or an order or Security Interest is enforced, or becomes enforceable, against any property of an Obligor for an amount exceeding $5,000,000; or

                           (g) (MISREPRESENTATION): any representation, warranty or statement made or deemed to be made in a Bank Finance Document or otherwise made or deemed to be made by or on behalf of an Obligor in favour of a Senior Creditor, proves to have been or is found to have been untrue, incorrect or misleading in any material respect when made or deemed made; or

                           (h) (INSOLVENCY EVENT): an Insolvency Event occurs in respect of an Obligor; or

                           (i) (CESSATION OF BUSINESS): an Obligor stops payment generally, ceases to carry on its business or a material part of it, or threatens to do either of those things, except to reconstruct or amalgamate while solvent on terms approved by the Security Trustee; or

                           (j) (REDUCTION OF CAPITAL): an Obligor takes action to reduce its capital or passes a resolution referred to in section 254N of the Corporations Law, in either case without the prior written consent of the Security Trustee; or

                           (k) (SHARE BUY-BACK): an Obligor without the prior written consent of the Security
                                   Trustee:

                                   (i)    effects, or enters or attempts to
                                          enter into an agreement to effect, a
                                          buy-back of any of its shares other
                                          than an employee share scheme buy-back
                                          or an odd lot buy-back;

                                   (ii) passes a resolution under section 257C or section 257D of the Corporations Law, other than a resolution pursuant to an employee share scheme buy-back, or convenes a meeting to consider such a resolution; or

                                   (iii)  applies to a court to convene any
                                          such meeting or to approve any such
                                          resolution or buy-back,

        and for the purposes of this paragraph words and expressions which are used in this paragraph and which are defined in the Corporations Law have the meanings given to them in the Corporations Law; or

                           (l)     (INVALIDITY):

                                   (i) any party to a Finance Document (other than a Senior Creditor) or a person on that party's behalf claims that a Finance Document or a material clause in a Finance Document is wholly or partly void, voidable or unenforceable; or

                                   (ii)   a Finance Document or a material
                                          clause in a Finance Document is or
                                          becomes wholly or partly void,
                                          voidable or unenforceable, and, if
                                          that state of affairs is remediable,
                                          and the Obligor and each other party
                                          (other than the Security Trustee) to
                                          that Finance Document fails promptly
                                          to take all steps reasonably requested
                                          by the Security Trustee to remedy, in
                                          co-operation with the Security
                                          Trustee and the other Creditors, the
                                          relevant defect; or

                           (m) (CHANGE IN CIRCUMSTANCES): a change occurs in a circumstance which is warranted under a Bank Finance Document to exist or in the business, assets or financial condition of an Obligor or any other event or series of events, whether related nor not, occurs which is, or is likely to be, a Material Adverse Effect and, if capable of remedy, is not remedied within 30 days after the earlier of the Obligor becoming aware of such event and that it is a Potential Event of Default or the Obligor receiving a notice of such event from the Security Trustee; or

                           (n) (CHANGE OF SHAREHOLDING): if at any time the representation and warranty in clause 5.1(u) is untrue, incorrect or misleading; or

                           (o) (CHANGE OF CONTROL): Texas ceases for any reason to ultimately control the composition of the board of directors and to have management and operational control of each Obligor; or

                           (p) (CHANGE OF CONSTITUTION): without the prior written consent of the Security Trustee, an Obligor materially changes, or passes a resolution to materially change, its constitution; or

                           (q) (INVESTIGATION): a person is appointed under the Corporations Law or other companies and securities legislation to investigate any part of the affairs of an Obligor unless the Obligor has demonstrated to the reasonable satisfaction of the Security Trustee within 10 Business Days of the appointment that no Material Adverse Effect will, or is likely to, result from the investigation or as a consequence thereof; or

                           (r) (SEIZURE): all or any material part of the assets of a Purchaser are seized or otherwise appropriated by, or custody thereof is assumed by any Governmental Agency or a Purchaser is otherwise prevented from exercising normal control over all or a material part of its assets or loses any of the rights or privileges necessary to maintain its existence or to carry on its business, unless the Purchaser has demonstrated to the reasonable satisfaction of the Security Trustee within 10 Business Days of such seizure, appropriation, assumption of custody or execution
                                   ("EXERCISE OF RIGHTS") that no Material
                                   Adverse Effect will, or is likely to, result from such Exercise of Rights or as a consequence thereof; or

                           (s) (ENVIRONMENTAL EVENT): any Governmental Agency takes any action, or there is any claim or requirement of substantial expenditure or alteration of activity, under any Environmental Law, or there is any breach or threatened breach of any Authorisation, which is likely to be a Material Adverse Effect or any circumstance arises which may give rise to such action, claim, requirement or breach and, if capable of remedy, the Purchaser fails to take steps (to the satisfaction of the Security Trustee) to remedy the matter within 30 days of becoming aware of such Governmental Agency action, claim, breach or threatened breach; or

                           (t)     (LICENCES):

                                   (i)    a Purchaser fails to take any step
                                          necessary or desirable to preserve a
                                          Licence or to avoid a Licence being
                                          placed in jeopardy;

                                   (ii)   a Licence is varied in a material
                                          adverse respect without the prior
                                          written consent of the Security
                                          Trustee or is suspended, cancelled,
                                          transferred, revoked or allowed to
                                          lapse;

                                   (iii)  any person (other than the relevant
                                          Purchaser) is issued a distribution
                                          licence in respect of all or any part
                                          of the Distribution Area and the issue
                                          of the licence is likely to be a
                                          Material Adverse Effect;

                                   (iv)   a Purchaser receives any notice under
                                          clause 3.4 of a Licence;

                                   (v)    a Purchaser transfers, attempts to
                                          transfer or agrees to transfer a
                                          Licence or any interest in it;

                                   (vi)   an administrator is appointed to all
                                          or any part of the business of a
                                          Purchaser under the Gas Industry Act
                                          1994 or the Electricity Industry Act
                                          1993;

                                   (vii)  the receipt by a Purchaser of a
                                          notice of intention to serve a
                                          provisional or final enforcement
                                          order or the receipt by a Purchaser
                                          of a provisional or final enforcement
                                          order  under section 35 of the Office
                                          of the Regulator-General Act 1994; or

                                   (viii)a material clause in a Licence is or
                                          becomes wholly or partly void,
                                          voidable or unenforceable, or is
                                          claimed to be so by a Purchaser or by
                                          anyone on its behalf and, if capable
                                          of remedy, that state of affairs is
                                          not remedied within 10 Business Days
                                          of the Purchaser becoming aware of it;
                                          or

                           (u) (LEGISLATION): any legislation is passed or amended (including, without limitation, any amendment to the Gas Industry Act 1994, the Electricity Industry Act 1993, the Office of the Regulator-General Act 1994) or a Material Regulatory Instrument is amended which is a Material Adverse Effect; or

                           (v) (VOIDABLE PROVISIONS): a Material Contract or any material provision of a Material Contract is or becomes void, voidable or unenforceable; or

                           (w) (BREACH): there occurs a breach or event of default under any of the Material Contract , or a Purchaser fails to exercise or enforce its rights under any of them, and the breach or failure is or is likely to be a Material Adverse Effect; or

                           (x) (ANY OTHER EVENT): any other event which an Obligor and the Security Trustee may agree shall be an Event of Default for the purposes of this clause 8.1 occurs; or

                           (y) (CHANGE IN GROUP STRUCTURE): an Obligor (other than the Core Borrower) ceases to be a wholly owned Subsidiary of the Core Borrower; or

                           (z) (HEDGE AGREEMENT): an event of default (other than in relation to the Hedge Counterparty) occurs under a Hedge Agreement; or

                           (aa) (DISTRIBUTION): upon the receipt of the Financial Statements required to be given to the Security Trustee in accordance with this deed it becomes evident that the amount distributed by an Obligor in accordance with clause 6.5 is greater than the amount which would have been distributable if the Consolidated Interest Cover Ratio had been calculated upon the basis of those Financial Statements and not upon the basis of the management accounts and the amount of the excess is not repaid within 10 Business Days of demand; or

                           (bb) (SUSPENSION): an event of default or default event occurs in relation to a Purchaser under the MSO Rules or the National Electricity Code which is likely to lead to the suspension of the Purchaser under those Rules or that Code.

CONSEQUENCES OF DEFAULT
                    8.2 If an Event of Default occurs, then the Security Trustee may declare at any time by notice to the Core Borrowers that:

                           (a) an amount equal to the total Amount Owing to all Senior Creditors is either:

                                   (i)    payable to the Security Trustee on
                                          demand; or

                                   (ii)   immediately due for payment to the
                                          Security Trustee; and/or

                           (b) the Senior Creditors' obligations specified in the notice are terminated.

        The Security Trustee may make either or both of these declarations. The making of either of them gives immediate effect to its provisions. The Core Borrowers must pay any amount demanded by the Security Trustee in accordance with the demand.

9       DISTRIBUTION OF RECOVERED MONEY
-------------------------------------------------------------------------
                    9.1 If at any time the Security Trustee receives money under a Bank Finance Document which is available for distribution (this includes money which is received by the Security Trustee before a notice is given under clause 8.2 but which, for any reason whatsoever, has not been distributed by the time a notice is given under clause 8.2 on or after the Fixed Date whether or not it represents the proceeds of recovery action taken under any Bank Finance Document, then the money must be distributed by the Security Trustee in accordance with clause 9.4.

                    9.2 Unless the Majority of Senior Creditors decide otherwise, money referred to in clause 9.1 does not form part of the Recovered Money on a Recovered Money Distribution Date if any Bank Finance Document permits the money to be placed to the credit of a suspense account in order to preserve rights to prove in the bankruptcy or liquidation of any person.

                    9.3 Any suspense account to which money is placed under clause 9.2 is to be an interest bearing account selected reasonably by the Security Trustee. Interest earned on the account is to be treated as Recovered Money.

                    9.4 Recovered Money is to be distributed by the Security Trustee as soon as practicable after the Security Trustee receives it as follows:

                           (a) first, to the extent that the Recovered Money represents money recovered under a Security which provides for the appointment of a receiver, in the order provided for under the Security up to and including the category of satisfying the remuneration of the receiver (as defined in that Security);

                           (b) secondly, towards satisfaction of all costs, charges and expenses incurred by the Security Trustee in or incidental to the exercise or performance or attempted exercise or performance of any of the rights, powers or remedies conferred under any Bank Finance Document;

                           (c) thirdly, towards satisfaction of any other expenses or outgoings in connection with any receivership under or the enforcement of any Bank Finance Document;

                           (d) fourthly, towards payment to the Security Trustee of any money due to it in its capacity as Security Trustee under any Bank Finance Document;

                           (e) fifthly, towards payment to each Senior Creditor of an amount (not exceeding the Amount Owing of that Senior Creditor) equal to that Senior Creditor's Share at that time of the Recovered Money;

                           (f) sixthly, to the extent that the Security secures the payment of other amounts, towards payment to the persons entitled to those amounts and, if more than one, in a proportion for each person equal to the proportion that the amount owed to that person bears to the aggregate amount owed to all those persons, or in such other manner as the Security Trustee determines.

10      REPLACEMENT OF SECURITY TRUSTEE
-----------------------------------------------------------------------------
REMOVAL OF SECURITY TRUSTEE
                    10.1 If they are different persons, the Agent may remove the Security Trustee from office, or if the Agent and the Security Trustee are the same person, the Majority of Senior Creditors may remove the Security Trustee from office, in each case by notice given to the Security Trustee, if:

                           (a) an Insolvency Event occurs or arises in relation to the Security Trustee; or

                           (b) the Security Trustee is guilty of negligence or wilful misconduct in the discharge of its duties as trustee of the Security Trust.

        Subject to clause 10.3, removal of the Security Trustee from office will take effect:

                           (c) (if notice of removal is given pursuant to paragraph (a)): when the notice is given; or

                           (d) (in any other case): 20 Business Days after the notice of removal is given to the Security Trustee.

RETIREMENT
                    10.2 The Security Trustee may retire as Security Trustee by giving to Core Borrower and each other Senior Creditor not less than 30 days' notice of its intention to do so. No retirement takes effect unless:

                           (a) there has been appointed as a successor Security Trustee approved by the Core Borrowers (which approval may not be unreasonably withheld or delayed) either:

                                   (i)    a Financier nominated by a Majority
                                          of Senior Creditors or, failing such
                                          a nomination;

                                   (ii)   a reputable and experienced bank or
                                          financial institution nominated by the
                                          Security Trustee; and

                           (b) the successor Security Trustee has obtained title to each Security in its capacity as Security Trustee in a manner approved by each Senior Creditor.

                    10.3 Subject to clause 10.4 when a successor Security Trustee is appointed, the retiring or removed Security Trustee is discharged (without prejudice to any accrued right or obligation) from any further obligation under the Bank Finance Documents. The new Security Trustee and each other party to the Bank Finance Documents has the same rights and obligations among themselves as they would have had if the new

                           Security Trustee had been a party to the Bank Finance Documents.

                    10.4 The retiring or removed Security Trustee agrees, at its own expense, to execute and cause its successors to execute documents and do everything else necessary or appropriate to transfer the Trust Fund into the name of the new Security Trustee and to ensure that all public registers record the new Security Trustee as the trustee of the Trust Fund.


11      LIMITED RECOURSE
---------------------------------------------------------------------------
LIMITED RECOURSE
                    11.1 The Security Trustee may enforce its rights against a Limited Recourse Obligor only arising from non-observance of the Limited Recourse Obligations only to the extent necessary to enforce its rights under the relevant Security granted by that Limited Recourse Obligor or, in the case of TUA, under the TUA Mortgage.

                    11.2 If the Security Trustee does not recover all money owing to it in connection with the non-observance of the Limited Recourse Obligations by enforcing the rights referred to in clause 11.1, it may not seek to recover the shortfall by:

                           (a) bringing proceedings against the Limited Recourse Obligor; or

                           (b) applying to have the Limited Recourse Obligor wound up or proving in the winding up of the relevant Limited Recourse Obligor.

                    11.3   Nothing in this clause 11:

                           (a) releases the Limited Recourse Obligor from its obligations under the Transaction Documents except to the extent that clause
                                   11.1 is a limitation on recourse with respect of the Limited Recourse Obligations; or

                           (b) affects the liability of the Limited Recourse Obligor to the Security Trustee or the remedies of the Security Trustee (including, without limitation, the right to sue and recover money payable under the Transaction Documents and apply to have the Limited Recourse Obligor wound up) arising because a representation or warranty made by or on behalf of the Limited Recourse Obligor in connection with the Transaction Documents is found to be incorrect or misleading or an undertaking (other than the Limited Recourse Obligations) in connection with the Transaction Documents is breached; or

                           (c) prevents the Security Trustee from obtaining equitable relief in connection with the Transaction Documents other than an order requiring the payment of money the subject of the Limited Recourse Obligations in a manner other than as contemplated by clauses 11.1 to
                                   11.2 inclusive; or

                           (d) in any way limits the amount of the Amount Owing, the Guaranteed Money or the Secured Money; or

                           (e) in any way limits the recourse of the Security Trustee and the Finance Parties against any Obligor other than the Limited Recourse Obligors.

CALCULATION OF GUARANTEED MONEY
                    11.4 For the purpose of ascertaining an Amount Owing, Guaranteed Money or Secured Money for which the Limited Recourse Obligor is liable under a Transaction Document, the provisions of clauses 11.1 to 11.3 inclusive shall not apply, but nothing in this clause 11 shall render the Limited Recourse Obligor personally liable to pay the Guaranteed Money or Secured Money except to the extent provided in this clause 11.4.

LIMITATION ON LIABILITY
                    11.5 The Security Trustee acknowledges that the liability of TU Australia Holdings No. 1 Ltd and TU Australia Holdings No. 2 Ltd to contribute to the debts or obligations of the Partnership is, subject to the Partnership Act 1958 of Victoria limited to the amount shown in relation to it in the Register (as defined in the Partnership Act 1958 of Victoria) as to the extent to which it is liable to contribute. Nothing in this deed or the other Transaction Documents imposes any liability on TU Australia Holdings No. 1 Ltd and TU Australia Holdings No. 2 Ltd in excess of the limit referred to in this clause 11.5 provided that this limitation does not affect:

                           (a) the rights of the Creditors or the liability of the Core Borrowers under the Partnership Mortgage; or

                           (b)     the amount of the Amount Owing, the
                                   Guaranteed Money or the Secured Money or the liability of the Guarantors under the Bank Finance Documents.


12      COSTS, CHARGES, EXPENSES AND INDEMNITIES
----------------------------------------------------------------------------
WHAT THE BORROWERS AGREE TO PAY
                    12.1 The Borrowers agree to pay or reimburse the Security Trustee on demand for:

                           (a) the reasonable Costs of the Security Trustee and each other Senior Creditor in connection with:

                                   (i)    the negotiation, preparation,
                                          execution and registration of and
                                          payment of Taxes on any Bank Finance
                                          Document (other than a Substitution
                                          Agreement executed after the primary
                                          syndication of the Facilities); and

                                   (ii)   their being satisfied that conditions
                                          to drawing have been met; and

                                   (iii)  giving and considering consents,
                                          approvals, agreements, waivers,
                                          discharges and releases and any
                                          variation or amendment of, under, to
                                          or otherwise in connection with a Bank
                                          Finance Document; and

                           (b) the reasonable Costs of the Joint Lead Banks in connection with the syndication of the Facilities for a period of not more than six months from Financial Close; and

                           (c) the Costs of the Security Trustee and each other Senior Creditor in connection with the enforcing of or preserving rights (or considering enforcing or preserving them) under any Bank Finance Document, or doing anything in connection with any enquiry by an authority involving the Obligor or any of its Related Entities; and

                           (d) Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Security Trustee reasonably believes are payable, in connection with any Bank Finance Document or a payment or receipt or any other transaction contemplated by any Bank Finance Document. However, the Borrower need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Security Trustee in sufficient cleared funds for the Security Trustee to be able to pay the Taxes or fees by the due date.

                           The Security Trustee may debit any of these amounts to a Borrower's account after asking the Borrower to pay and the Borrower has failed to pay the amount requested.

INDEMNITY
                    12.2 The Borrowers indemnify the Security Trustee and each other Senior Creditor against any liability or loss arising from, and any Costs incurred in connection with:

                           (a) financial accommodation requested under a Bank Finance Document not being provided in accordance with the request for any reason except default of the Security Trustee or the Financier; or

                           (b) financial accommodation under a Bank Finance Document being repaid, discharged or made payable other than at its maturity or on an Interest Payment Date relevant to that accommodation; or

                           (c) the Security Trustee or the any other Senior Creditor acting in connection with a Bank Finance Document in good faith on fax or telephone instructions purporting to originate from the offices of an Obligor or to be given by an Authorised Officer of an Obligor and which it believes to be genuine and correct; or

                           (d)     an Event of Default; or

                           (e) the Security Trustee or the Senior Creditor exercising or attempting to exercise a right or remedy in connection with a Bank Finance Document after an Event of Default and for so long as it subsists; or

                           (f) any indemnity the Security Trustee or any other Senior Creditor properly gives a Controller or an administrator of an Obligor or to the Security Trustee in respect of an indemnity properly given by the Security Trustee to such Controller or administrator.

ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS
                    12.3   The Borrowers agree that:

                           (a) the Costs referred to in clause 12.1 (What the Borrower agrees to pay) and the liability, loss or Costs referred to in clause 12.2 (Indemnity) include in relation to clause 12.1(a) and (b), reasonable legal Costs and in relation to clause 12.1(c) and 12.2, legal Costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

                           (b)     the Costs referred to in clause 12.1((a)) and
                                   (c)(What the Borrowers agrees to pay)
                                   include those paid, or that the Security
                                   Trustee or relevant Senior Creditor
                                   reasonably believes are payable, to persons engaged by the Security Trustee or a Senior Creditor in connection with the Bank Finance Documents (such as consultants); and

                           (c) loss or liability and any Costs in any indemnity under the Bank Finance Documents may include "break costs". These may be calculated by any method the Senior Creditor reasonably chooses including by reference to any loss it incurs because the Senior Creditor terminates arrangements it has made with others to fund (or to maintain its funding of) financial accommodation under the Bank Finance Documents.

PAYMENT OF EMPLOYEES' LOSSES
                    12.4 The Borrowers agree to pay the Security Trustee an amount equal to any liability or loss and any Costs of the kind referred to in clause 12.2 (Indemnity) suffered or incurred by any employee, officer, Security Trustee or contractor of the Security Trustee or the Senior Creditor unless caused by that person's gross negligence.

CURRENCY CONVERSION ON JUDGMENT DEBT
                    12.5 If a judgment, order or proof of debt for an amount in connection with a Bank Finance Document is expressed in a currency other than that in which the amount is due under the Bank Finance Document, then the Borrowers indemnify the Security Trustee and each Senior Creditor against:

                           (a) any difference arising from converting the other currency if the rate of exchange used by the Security Trustee or the Senior Creditor in accordance with the Bank Finance Documents for converting currency when it receives a payment in the other currency is less favourable to the Security Trustee or the Senior Creditor than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

                           (b)     the Costs of conversion.


13      NOTICES
----------------------------------------------------------------------------
FORM
                    13.1 Unless expressly stated otherwise in the Finance Documents, all notices, certificates, consents, approvals, waivers and other communications in connection with a Finance Document:

                           (a) must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out in schedule 2 if the recipient has notified otherwise, then marked for attention in the way last notified; and

                           (b)     must be:

                                   (i)    left at the address set out in
                                          schedule 2; or

                                   (ii)   sent by prepaid post (airmail, if
                                          appropriate) to the address set out in
                                          schedule 2; or

                                   (iii)  sent by fax to the fax number set out
                                          in the schedule 2,

                                   but if the intended recipient has notified a changed postal address or fax number, then the communication must be to that address or number; and

                           (c) take effect from the time they are received unless a later time is specified in them; and

                           (d) if sent by post, are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia); and

                           (e) if sent by fax, are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

WAIVER OF NOTICE PERIOD
                    13.2 The Security Trustee may waive a period of notice required to be given by an Obligor under this deed.


14      CHANGE IN CREDITORS
----------------------------------------------------------------------------
CHANGE IN CREDITORS
                    14.1
                           (a) If any Creditor assigns any of its rights or transfers by novation any of its rights and obligation under any Transaction Document (in accordance with the relevant provisions of the relevant Transaction Document) it must cause the new assignee or transferee to become a new Creditor (a "NEW CREDITOR") by executing a New Creditor Accession Deed.

                           (b) Each other party to this deed irrevocably authorises the Security Trustee to execute any New Creditor Accession Deed signed by a New Creditor on its behalf.

                           (c) If a Financier substitutes a new financier for all or part of its participation under the Syndicated Facilities Agreement by executing a substitution certificate under the Syndicated Facilities Agreement, the relevant substituted financier will be a new Senior Creditor. Clause 14.2 will apply to it.

                           (d) A Junior Financier who agrees to be bound by this deed in consideration for being an assignee or participant of the Junior Debt will be a new Junior Creditor.
                                   Clause 14.2 will apply to it.

EFFECT OF ACCESSION
                    14.2 When a new Financier or Junior Financier is appointed:

                           (a) it becomes bound by this deed and receives the benefits under this deed as if it were a party to this deed;

                           (b) the assigning or transferring party continues to the bound by this deed, unless the Relevant Senior Debt or Relevant Junior Debt (as the case may be), is reduced to zero, in which case it is released from further obligations under this deed; and

                           (c) each other party continues to be bound by this deed on the basis that the New Creditor is a Creditor.

NOTICE OF CHANGE
                    14.3 The Security Trustee may treat each Creditor (or any assignee or substitute or New Creditor of which the Security Trustee has actual notice) as the holder of the benefit of that Creditor's interests and subject to the Creditor's obligations under the relevant Transaction Documents for all purposes, unless and until it receives notice to the contrary.


15      GENERAL
----------------------------------------------------------------------------
SET-OFF
                    15.1 At any time after an Event of Default and for so long as it subsists, the Security Trustee or a Senior Creditor may set off any amount due for payment by the Security Trustee or the Senior Creditor, respectively, to an Obligor against any amount due for payment by that Obligor to the Security Trustee or the Senior Creditor, respectively, under the Bank Finance Documents.

CERTIFICATES
                    15.2 The Security Trustee, a Senior Creditor or the Junior Financier may give a Borrower a certificate about an amount payable or other matter in connection with a Transaction Document. The certificate is sufficient evidence of the amount or other matter, unless it is proved to be incorrect.

PROMPT PERFORMANCE
                    15.3 If this deed specifies when an Obligor agrees to perform an obligation, the Obligor agrees to perform it by the time specified. The Obligor agrees to perform all other obligations promptly.

DISCRETION IN EXERCISING RIGHTS
                    15.4 The Security Trustee, a Senior Creditor or the Junior Financier may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless a Transaction Document expressly states otherwise.

CONSENTS
                    15.5 Each Obligor agrees to comply with all conditions in any consent the Security Trustee, a Senior Creditor or the Junior Financier gives in connection with a Transaction Document.

PARTIAL EXERCISING OF RIGHTS
                    15.6 If the Security Trustee, a Senior Creditor or the Junior Financier does not exercise a right or remedy fully or at a given time, the Security Trustee or the Financier can still exercise it later.

NO LIABILITY FOR LOSS
                    15.7 None of the Security Trustee, a Senior Creditor or the Junior Financier is liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

CONFLICT OF INTEREST
                    15.8 The Security Trustee's or a Senior Creditor's or the Junior Financier's rights and remedies under this deed may be exercised even if this involves a conflict of duty or the Security Trustee or the Senior Creditor has a personal interest in their exercise.

REMEDIES CUMULATIVE
                    15.9 The rights and remedies of the Security Trustee, a Senior Creditor or the Junior Financier under this deed are in addition to other rights and remedies given by law independently of this deed.

RIGHTS AND OBLIGATIONS ARE UNAFFECTED
                    15.10 Rights given to the Security Trustee, a Senior Creditor or the Junior Financier under this deed and the Obligor's liabilities under it are not affected by any law that might otherwise affect them.

INDEMNITIES
                    15.11 The indemnities in this deed are continuing obligations, independent of the Obligors' other obligations under this agreement and continue after this deed ends. It is not necessary for the Security Trustee, a Senior Creditor or the Junior Financier to incur expense or make payment before enforcing a right of indemnity under this deed.

VARIATION AND WAIVER
                    15.12 Unless this deed expressly states otherwise, a provision of this deed, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

CONFIDENTIALITY
                    15.13 The Security Trustee, a Senior Creditor and the Junior Financier agree not to disclose information provided by the Obligors that is not publicly available except:

                           (a) in connection with any person exercising rights or dealing with rights or obligations under a Transaction Document (including when consulting other Senior Creditors and Junior Financier after a Potential Event of Default or an Event of Default or in connection with preparatory steps such as negotiating with any potential assignee or potential participant of the Financier's rights or other person who is considering contracting with the Financier in connection with a Transaction Document); or

                           (b) to a person considering entering into (or who enters into) a credit swap with the Security Trustee, a Senior Creditor or the Junior Financier involving credit events relating to the Borrowers or any of their Related Entities; or

                           (c) to officers, employees, legal and other advisers and auditors of the Security Trustee, a Senior Creditor or the Junior Financier; or

                           (d) to any party to this agreement or any Related Entity of the Security Trustee, a Senior Creditor or the Junior Financier, provided the recipient agrees to act consistently with this clause 15.13; or

                           (e) with the Obligors' consent (not to be unreasonably withheld); or

                           (f) as allowed, requested or required by any law, stock exchange or regulatory authority.

        The Obligors consent to disclosures made in accordance with this clause 15.13.

FURTHER STEPS
                    15.14 The Obligors agree to do anything the Security Trustee asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the Obligors and any other person intended to be bound under the Bank Finance Documents.

INCONSISTENT LAW
                    15.15 To the extent permitted by law, this deed prevails to the extent it is inconsistent with any law.

SUPERVENING LEGISLATION
                    15.16 Any present or future legislation which operates to vary the obligations of the Obligors in connection with a Finance Document with the result that the Security Trustee's, a Senior Creditor's or the

                           Junior Financier's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

TIME OF THE ESSENCE
                    15.17 Time is of the essence in any Bank Finance Document in respect of an obligation of an Obligor to pay money.

COUNTERPARTS
                    15.18 This deed may consist of a number of copies of this deed each signed by one or more parties to the deed. When taken together, the signed copies are treated as making up the one document.

SERVING DOCUMENTS
                    15.19 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 13 (Notices). TU Australia Holdings No. 1 Ltd and
                           TU Australia Holdings No. 2 Ltd irrevocably appoint TU Australia Holdings (AGP) Pty Ltd to receive any document referred to in this clause. If, for any reason, TU Australia Holdings (AGP) Pty Ltd ceases to be able to act as Security Trustee, TU Australia Holdings No. 1 Ltd and TU Australia Holdings No. 2 Ltd must immediately appoint another person within Victoria to receive any such document and notify the Security Trustee.


16      GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS
----------------------------------------------------------------------------
                    16.1 This deed is governed by the law in force in Victoria.

                    16.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Victoria and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

                    16.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 13.

EXECUTED as a deed


SCHEDULE 1          NEW CREDITOR ACCESSION DEED
-----------------------------------------------------------------------------


DEED dated                                between:



[              ] (the New Creditor); and

[              ] (the Retiring Creditor); and]

[              ] (the Security Trustee) for itself and on behalf of the other parties to the Security Trust Deed.

DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        In this deed, "Security Trust Deed" means the security trust deed dated
        [       ] between the Security Trustee and others. Terms defined in the
        Security Trust Deed have the same meaning in this deed.

1.2     INTERPRETATION

        Clause 1.2 of the Security Trust Deed applies to this deed.

2.      ACCESSION AND RELEASE

2.1 With effect from and including [the date of this deed/other date as appropriate]:

        (a) the New Creditor assumes the obligations and acquire the rights of the Retiring Creditor [or specify portion of rights acquired] under the Security Trust Deed and each [Bank/Junior] Finance Document, as a [Senior/Junior] Creditor;

        (b) each other party to the Security Trust Deed and each [Bank/Junior] Finance Document acquires corresponding rights against and assumes corresponding obligations towards the New Creditor; and

        (c) the Retiring Creditor is released from its obligations [or specify portion of obligations] under the Security Trust Deed but without prejudice to any existing liability).]

2.2 This deed is a [Bank/Junior] Finance Document and the New Creditor is a [Senior Creditor/Junior Creditor] for the purposes of the Security Trust Deed.

3.      NOTICES

        For the purpose of the [Bank/Junior] Finance Documents, the address for correspondence of the New Creditor is the address set out below:
        [                   ]

4.      LAW
        This deed is governed by the laws of the Victoria.

        Each attorney executing this certificate states that he or she has no notice of revocation or suspension of his or her power of attorney.

EXECUTED as a deed.

[Execution provisions]

SCHEDULE 2     NOTICES
-----------------------------------------------------------------------------
CORE BORROWERS, GUARANTORS, TUA,          TEXAS
PURCHASERS AND EASTERN
                                          Address:    Energy Plaza
Address:     Level 49                                 1601 Bryan Street
             525 Collins Street                       Dallas, Texas 75201
             Melbourne  Vic  3000                     United States of America

Fax:         9629 8292                    Fax:        (214) 812 2488
                                          Tel:
Attention:   Managing Director            Attention:


CITIBANK, N.A.

Address:     Level 26
             101 Collins Street
             Melbourne  Vic   3000

Fax:         9653 7301

SECURITY TRUSTEE                          AGENT

Address:     Level 2                      Address:    Level 2
             271 Collins Street                       271 Collins Street
             Melbourne  Vic   3000                    Melbourne  Vic   3000

Fax:         9659 6927                    Fax:        9659 6927
Tel:         9659 6755                    Tel:        9659 6755
Attention:   Head of Agency               Attention:  Head of Agency

EXECUTION PAGE
--------------------------------------------------------------------------

SIGNED, SEALED AND DELIVERED for TU       )
AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED  )
PARTNERSHIP by being signed by R.S.       )
Shapard  an attorney for TU AUSTRALIA     )
HOLDINGS (AGP) PTY LTD the general        )
partner of the TU Australia Holdings      )
(Partnership) Limited Partnership under   )
power of attorney dated 23/2/99           )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )   R.S. Shapard (signed)
----------------------------------------      ---------------------------------
Signature of witness                      )   By executing this deed the
                                          )   attorney states that the attorney
Steven J Pascoe                           )   has received no notice of
----------------------------------------      revocation of the power of
Name of witness (block letters)           )   attorney


49/525 Collins Street, Melbourne
----------------------------------------
Address of witness

Business Manager
----------------------------------------
Occupation of witness


SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for TU AUSTRALIA HOLDINGS PTY )
LTD under power of attorney dated 23/2/99 )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
                                          )
Steven J Pascoe                           )
----------------------------------------
Name of witness (block letters)           )   R.S. Shapard (signed)
                                          )   ---------------------------------
49/525 Collins Street, Melbourne          )   By executing this deed the
----------------------------------------      attorney states that the attorney
Address of witness                        )   has received no notice of
                                          )   revocation of the power of
                                          )   attorney
Business Manager
----------------------------------------
Occupation of witness

SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for TUA (NO. 8) PTY LTD       )
under power of attorney dated 23/2/99     )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------
Name of witness (block letters)           )
                                          )
49/525 Collins Street, Melbourne          )   R.S. Shapard (signed)
----------------------------------------      ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
Business Manager                          )   has received no notice of
----------------------------------------  )   revocation of the power of
Occupation of witness                         attorney



SIGNED, SEALED AND DELIVERED              )
by R.S.Shapard                            )
as attorney for TUA (NO. 9) PTY LTD       )
under power of attorney dated 23/2/99     )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------
Name of witness (block letters            )
                                          )
49/525 Collins Street, Melbourne          )   R.S. Shapard (signed)
----------------------------------------      ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
                                              has received no notice of
Business Manager                          )   revocation of the power of
-----------------------------------------     attorney
Occupation of witness

SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for TEXAS UTILITIES           )
AUSTRALIA PTY LTD under power of          )
attorney dated 23/2/99                    )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------
Name of witness (block letters)           )
                                          )   R.S. Shapard (signed)
49/525 Collins Street, Melbourne          )   ---------------------------------
----------------------------------------      By executing this deed the
Address of witness                        )   attorney states that the attorney
                                          )   has received no notice of
Business Manager                          )   revocation of the power of
----------------------------------------      attorney
Occupation of witness



SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for TUA (NO. 10) PTY LTD      )
under power of attorney dated 23/2/99     )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------  )
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------  )
Name of witness (block letters)           )
                                          )
49/525 Collins Street, Melbourne          )   R.S. Shapard (signed)
----------------------------------------  )    ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
Business Manager                          )   has received no notice of
----------------------------------------      revocation of the power of
Occupation of witness                         attorney

SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for TUA (NO. 11) PTY LTD      )
under power of attorney dated 23/2/99     )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------  )
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------  )
Name of witness (block letters)           )
                                          )
49/525 Collins Street, Melbourne          )   R.S. Shapard (signed)
----------------------------------------  )   ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
Business Manager                              has received no notice of
----------------------------------------      revocation of the power of
Occupation of witness                         attorney


SIGNED, SEALED AND DELIVERED              )
by R.S. Shapard                           )
as attorney for EASTERN ENERGY            )
LIMITED under power of attorney dated     )
23/2/99                                   )
                                          )
in the presence of:                       )
                                          )
Steven J Pascoe (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Steven J Pascoe                           )
----------------------------------------
Name of witness (block letters)           )
                                          )   R.S. Shapard (signed)
49/525 Collins Street, Melbourne          )   ---------------------------------
----------------------------------------      By executing this deed the
Address of witness                        )   attorney states that the attorney
                                          )   has received no notice of
Business Manager                              revocation of the power of
----------------------------------------      attorney
Occupation of witness

SIGNED, SEALED AND DELIVERED              )
by TEXAS UTILITIES COMPANY by             )
its duly authorised representative        )
                                          )
in the presence of:                       )
                                          )
Christine Larkin (signed)                 )
----------------------------------------
Signature of witness                      )
                                          )
Christine Larkin                          )
----------------------------------------
Name of witness (block letters)           )
                                          )
1601 Bryan Street, 30th Floor, Dallas,    )
----------------------------------------
Texas                                     )
----------------------------------------      ---------------------------------
Address of witness                            Authorised Representative

Attorney
----------------------------------------
Occupation of witness



JUNIOR FINANCIER

SIGNED, SEALED AND DELIVERED              )
by Joseph Sheehan, Vice President         )
                                          )
and       Dale Murphy, Vice President     )
                                          )
as attorneys for CITIBANK, N.A. under     )
power of attorney dated 20 August 1996    )
                                          )
in the presence of:                       )
                                          )
W.A. Glover (signed)                      )   Joseph Sheehan (signed)
----------------------------------------      ---------------------------------
Signature of witness                      )
                                          )
W.A. Glover (signed)                      )
----------------------------------------
Name of witness (block letters)           )   Dale Murphy (signed)
                                          )   ----------------------------------
101 Collins Street, Melbourne             )   By executing this deed the
----------------------------------------      attorneys state that the attorneys
Address of witness                            have received no notice of
                                              revocation of the power of
Solicitor                                     attorney
----------------------------------------
Occupation of witness

AGENT

SIGNED, SEALED AND DELIVERED              )
by Peter Robinson                         )
as attorney for NATIONAL                  )
AUSTRALIA BANK LIMITED under              )
power of attorney dated 28 February 1991  )
in the presence of:                       )
                                          )
Melanie Butcher (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Melanie L Butcher                         )
----------------------------------------
Name of witness (block letters)           )
                                          )
Level 28, 525 Collins Street, Melbourne   )   Peter Robinson (signed)
----------------------------------------      ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
Solicitor                                 )   has received no notice of
----------------------------------------      revocation of the power of
Occupation of witness                         attorney



SECURITY TRUSTEE

SIGNED, SEALED AND DELIVERED              )
by Peter Robinson                         )
as attorney for NATIONAL                  )
AUSTRALIA BANK LIMITED under              )
power of attorney dated 28 February 1991  )
in the presence of:                       )
                                          )
Melanie Butcher (signed)                  )
----------------------------------------
Signature of witness                      )
                                          )
Melanie L Butcher                         )
----------------------------------------
Name of witness (block letters)           )
                                          )
Level 28, 525 Collins Street, Melbourne   )   Peter Robinson (signed)
----------------------------------------      ---------------------------------
Address of witness                        )   By executing this deed the
                                          )   attorney states that the attorney
Solicitor                                 )   has received no notice of
----------------------------------------      revocation of the power of
Occupation of witness                         attorney